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                                                                   EXHIBIT 10.14

                                                                        ORIGINAL

                         GENERAL PURCHASING AGREEMENT

                      BETWEEN SOUTHWESTCO WIRELESS, L.P.

                                      AND

                      Metawave Communications Corporation


                          Contract No. 880-9810-1020





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                               TABLE OF CONTENTS

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SECTION    TITLE                                                            PAGE
-------    -----                                                            ----

ARTICLE I...................................................................  5
TERMS AND CONDITIONS APPLICABLE TO..........................................  5
     1.   DEFINITIONS.......................................................  5
     2.   TERM OF AGREEMENT.................................................  6
     3.   ORDERS............................................................  6
     4.   TERMINATION OF ORDERS.............................................  7
     5.   PRICING AND DELIVERY..............................................  7
     6.   INVOICES AND PAYMENT..............................................  7
     7.   PRICE PROTECTION..................................................  8
     8.   MOST FAVORED CUSTOMER.............................................  9
     9.   AUDIT.............................................................  9
    10.   TERMINATION.......................................................  9
    11.   TRAINING.......................................................... 10
    12.   MANUALS AND DOCUMENTATION......................................... 10
    13.   WARRANTIES........................................................ 11
    14.   BENCHMARK TESTING, PRODUCT AND SOFTWARE TRIAL..................... 12
    15.   FORCE MAJEURE..................................................... 13
    16.   TAXES............................................................. 13
    17.   NOTICE............................................................ 14
    18.   INDEPENDENT CONTRACTORS........................................... 14
    19.   INDEMNIFICATION................................................... 14
    20.   INFRINGEMENT...................................................... 15
    21.   USE AND PROTECTION OF INFORMATION................................. 16
    22.   SUPPLIER'S INFORMATION............................................ 17
    23.   AVAILABILITY...................................................... 17
    24.   LICENSES.......................................................... 17
    25.   ASSIGNMENT........................................................ 17
    26.   SUBCONTRACTING.................................................... 18
    27.   PUBLICITY AND ADVERTISING......................................... 18
    28.   CHOICE OF LAW..................................................... 18
    29.   WAIVER AND ESTOPPEL............................................... 18
    30.   SEVERABILITY...................................................... 18
    31.   HEADINGS.......................................................... 19
    32.   INSURANCE......................................................... 19
    33.   RELEASES VOID..................................................... 20
    34.   OCCUPATIONAL SAFETY AND HEALTH ACT (OSHA)......................... 20
    35.   NON-DISCRIMINATION COMPLIANCE..................................... 20
    36.   SUCCESSORS AND ASSIGNS............................................ 20
    37.   SWCO'S PROPERTY................................................... 20
    38.   LAWS, RULES AND REGULATIONS....................................... 20
    39.   ATTORNEYS' FEES AND COSTS......................................... 21
    40.   COUNTERPARTS...................................................... 21
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                               TABLE OF CONTENTS


ARTICLE II.................................................................. 22
TERMS AND CONDITIONS APPLICABLE TO.......................................... 22
     1.   SCOPE............................................................. 22
     2.   FORM OF ORDER..................................................... 22
     3.   SITE PREPARATION.................................................. 22
     4.   TRANSPORTATION.................................................... 23
     5.   TITLE AND RISK OF LOSS............................................ 23
     6.   INSTALLATION AND COMMISSIONING.................................... 23
     7.   SELF INSTALLATION................................................. 24
     8.   INSTALLATION, ASSISTANCE AND TECHNICAL SUPPORT.................... 24
     9.   STANDARD OF PERFORMANCE FOR ACCEPTANCE............................ 25
    10.   CABLES AND RELATED ITEMS.......................................... 25
    11.   ENGINEERING CHANGES............................................... 25
    12.   TRADE-IN.......................................................... 25
    13.   RELOCATION OF EQUIPMENT........................................... 25
    14.   SUPPLIES AND/OR REPLACEMENT PARTS................................. 26
    15.   CONVERSION OF FINANCIAL ARRANGEMENT............................... 26
    16.   TRANSFER OF TITLE TO A THIRD PARTY................................ 26
    17.   NEW EQUIPMENT..................................................... 26
    18.   REMOVAL OF EQUIPMENT.............................................. 26
ARTICLE III................................................................. 28
TERMS AND CONDITIONS APPLICABLE TO THE SUPPLIER'S HARDWARE.................. 28
     1.   SCOPE............................................................. 28
     2.   FORM OF ORDER..................................................... 28
     3.   AVAILABILITY OF MAINTENANCE AND SPARE PARTS....................... 29
     4.   SUPPLIER RESPONSIBILITIES FOR TYPE 1 EMERGENCY.................... 30
     5.   SUPPLIER RESPONSIBILITIES FOR TYPE 2 EMERGENCY.................... 30
     6.   SWCO's RESPONSIBILITIES........................................... 30
     7.   ON-SITE MAINTENANCE............................................... 31
     8.   NOTIFICATION AND RESPONSE......................................... 31
     9.   MAINTENANCE TERM AND MAINTENANCE CHARGES.......................... 31
    10.   ENGINEERING COMPLAINTS............................................ 32
    11.   ENGINEERING CHANGES............................................... 32
    12.   EQUIPMENT NON-PERFORMANCE CREDIT.................................. 33
    13.   REMEDIES FOR EQUIPMENT FOR FAILURE TO MEET OPERATIONAL LEVEL...... 33
    14.   WARRANTY.......................................................... 33
    15.   ESCALATION GUIDELINES............................................. 33
    16.   PROCEDURES FOR SUPPLIER'S HMP..................................... 34
ARTICLE IV.................................................................. 37
TERMS AND CONDITIONS APPLICABLE TO.......................................... 37
     1.   SCOPE............................................................. 37
     2.   DEFINITIONS....................................................... 37
     3.   FORM OF ORDER..................................................... 37
     4.   LICENSE........................................................... 38
     5.   LICENSE TERM...................................................... 39
     6.   LICENSE FEE....................................................... 39
     7.   SOFTWARE DELIVERY................................................. 39
     8.   RISK OF LOSS...................................................... 40
     9.   INSTALLATION...................................................... 40
    10.   STANDARD OF PERFORMANCE FOR ACCEPTANCE............................ 40
    11.   NEW RELEASES...................................................... 40



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
    12.  SOFTWARE MAINTENANCE............................................... 41
    13.  SOFTWARE MAINTENANCE CHARGE........................................ 42
    14.  TERMINATION OF MAINTENANCE......................................... 43
    15.  OBJECT CODE AND TECHNICAL DOCUMENTATION............................ 43
    16.  RELOCATION OF SOFTWARE............................................. 43
    17.  ENHANCEMENT OF SERVICES............................................ 43
    18.  SOFTWARE EVALUATION................................................ 43
    19.  SOFTWARE VIRUS PROTECTION.......................................... 44
ARTICLE V................................................................... 45
TERMS AND CONDITIONS APPLICABLE TO THE PERFORMANCE ACCEPTANCE............... 45
     1.   INTRODUCTION...................................................... 45
     2.   PRODUCT CONFIGURATION PLANNING PHASE.............................. 45
     3.   MEASUREMENT PROCESS............................................... 45
     4.   BASELINE PERFORMANCE COLLECTION PHASE............................. 45
     5.   INSTALLATION AND COMMISSIONING PHASE.............................. 45
     6.   PRODUCT OPTIMIZATION PHASE........................................ 45
     7.   PERFORMANCE COLLECTION, EVALUATION AND
          ACCEPTANCE PHASE.................................................. 45
     8.   RESPONSIBILITIES.................................................. 45
ARTICLE VI.................................................................. 46
ENTIRE AGREEMENT............................................................ 46
     1.   ENTIRE AGREEMENT ENTIRE AGREEMENT................................. 46
     2.   SIGNATURES........................................................ 46
SCHEDULE A.................................................................. 47
PRODUCTS AND RELATED SERVICES............................................... 47
     1.   PRICING SUMMARY................................................... 47
     2.   EQUIPMENT DISCOUNTS............................................... 47
     3.   EQUIPMENT PRICING................................................. 47
     4.   MAINTENANCE FEES.................................................. 47
     5.   GENERAL CONDITIONS FOR ORDER...................................... 48
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                                   ARTICLE I

                      TERMS AND CONDITIONS APPLICABLE TO
                             THE ENTIRE AGREEMENT

     THIS GENERAL PURCHASE AGREEMENT is between SOUTHWESTCO WIRELESS, L.P., a Delaware Limited Partnership, doing business as Cellular One, (hereinafter called "SWCO") having an office and place of business at 11333 N. Scottsdale Rd., Suite 200, Scottsdale, Arizona 85254 and Metawave Communications Corporation, a Delaware Corporation, having its principal office and place of business at 10735 Willows Road NE, Redmond, Washington 98073 (hereinafter called "Supplier").

     WHEREAS, SWCO may place Orders for the purchase of Product, Software and/or Related Services from Supplier for use in the United States; and

     WHEREAS, SWCO and Supplier each desire that the terms and conditions controlling all such purchases be consistent, uniform, and agreed to by both parties in advance of the -placement of any such Orders; and

     WHEREAS, this Agreement is intended to establish consistent and uniform terms and conditions for all purchases that SWCO may make from Supplier;

     NOW, THEREFORE, in consideration of the mutual promises, covenants, and conditions herein contained, SWCO and Supplier agree as follows:

1.   DEFINITIONS

     1.1  "Agreement" refers to this General Purchase Agreement.

     1.2 "Commissioning" refers to the procedures described in Supplier's Product system manual to place the Equipment into commercial service at a particular site which is documented by SWCO's signature on the Commissioning Certificate attached hereto as Exhibit

     1.3 "Equipment" refers to goods, including software necessary for the operation of the equipment, available from Supplier hereunder.

     1.4 "Initial Order" refers to the first Order for Equipment and associated Services purchased by SWCO as defined in Schedule A.

     1.5 "Order" refers to a written order from SWCO for the purchase, lease or license from Supplier of a Product and/or Related Services.

     1.6 "Outstanding Order" refers to an Order for which title/lease/license to the Product and/or license to Software described therein has not passed to SWCO or for which any Related Services described therein have not been accepted.

     1.7 "Party" refers to either SWCO or Supplier, as the context requires; both SWCO and Supplier may be collectively referred to as the "Parties."

     1.8 "Product" refers to the Equipment and Software described on Schedule A hereto.

     1.9 "Related Services" means those services such as installation, technical support, Software development, maintenance, and training, which Supplier will provide to SWCO




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hereunder. Those Related Services which will be provided by Supplier, and the charges therefore, if any, are set forth on Schedule A.

     1.10 "Software" refers to software purchased by or provided to SWCO including (i) computer programs embedded in the Equipment or Product which control and monitor the operation of the Equipment ("Embedded System Software"), as described in Schedule A; and (ii) the LampLighter(TM) PC-based graphical user interface computer program for the Equipment, and all Features, Major Releases, Point Releases, Software Patches (as defined in Article IV), and other updates and modifications to such Software and any documentation in support thereof.

     1.11 "Subcontractor" means any person who or entity which enters into a contract with Supplier but with whom SWCO has no contractual relationship, and all employees, agents and representatives of that person or entity.

2.   TERM OF AGREEMENT

     This Agreement shall be effective on 2/24, 1999 (the "Effective Date"). Unless terminated in accordance with Section 10 of this Article (Termination), this Agreement shall continue in effect for one (1) year from the Effective Date (the "Term") and will be automatically renewed for subsequent one-year terms at each annual anniversary of the "Effective Date" (a "Renewal Term").

3.   ORDERS

     3.1 All Orders made by SWCO from Supplier shall be in the form of a SWCO purchase order document that contains the items in the Section " Form of Order" located in each Article of this Agreement. Each Order shall reference and be deemed to incorporate the specifications applicable to the Product or Related Services being ordered and any special terms, in addition to those set forth in this Agreement made in writing by Supplier in SWCO and accepted by SWCO.

     3.2 If notice of rejection of an Order is not received by SWCO within [***] from the date of the Order, such Order shall be deemed to have been accepted by Supplier.

     3.3 Whenever the provisions of an Order conflict with the provisions of this Agreement, the provisions of the Order which are not preprinted as part of a form shall control. Printed provisions on the reverse side of SWCO's Orders and all provisions on Supplier's forms whether in Supplier's notice of acceptance, catalogue, invoice, confirmation, or otherwise, shall be deemed deleted and of no force or effect. An Order may be modified only by a written instrument signed by SWCO and Supplier.

     3.4 It is expressly understood and agreed that this Agreement is intended solely to establish uniform and consistent terms and conditions for any Orders SWCO may choose to place with Supplier, that SWCO is not obligated to place any Orders with Supplier, except for the Initial Order, that this Agreement does not grant Supplier an exclusive privilege to sell to SWCO any or all Products, Software and/or Related Services which SWCO may require by contract with other manufacturers and suppliers for the procurement of comparable products, software and/or services.




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     3.5  SWCO assumes no liability for Product produced, processed or shipped in excess of the amount specified in the Order placed with Supplier.

     3.6 If following the completion of the site survey, Supplier reasonably determines that Equipment configuration or the Related Services set forth in the Order must be changed, Supplier shall notify SWCO with a written proposal for changes to the purchase Order. Upon receipt, SWCO shall have [***] business days to accept or reject the written proposal for changes. If accepted, SWCO shall execute a written change Order to reflect the required changes identified by the site survey. If SWCO rejects the written proposal for changes, SWCO may terminate the purchase Order subject to Section 4 of Article I.

4.   TERMINATION OF ORDERS

     SWCO, prior to delivery, may terminate any Order, or portion thereof, except for the Initial Order. In the event SWCO terminates an Order or portion thereof, the following table will determine termination charges for undelivered Product. No termination charge shall apply to Software not delivered or Related Services not performed.

Time of Cancellation Prior to             Maximum Termination Charge
Requested Delivery Date                   (% of Price)

[***]


     Before Supplier applies these cancellation charges it will take into consideration Supplier's ability to recommit such Product toward the fulfillment of order(s) from other customers; and Supplier agrees to use every reasonable effort to recommit such equipment.

5.   PRICING AND DELIVERY

     5.1 Upon placement by SWCO of an Order, Supplier agrees to sell to SWCO those Products and/or Software specified on the Order for the applicable price set forth on Schedule A. The price in Schedule A is exclusive of such taxes as may be applicable pursuant to Section 16 of Article 1 (Taxes).

     5.2 Supplier shall arrange for the delivery, and, if applicable, installation of the Product or Provision of the Related Services on the date(s) specified in the Order. Time is of the essence as to all dates for provision, delivery and installation, unless mutually agreed to by both Parties.

6.   INVOICES AND PAYMENT

     6.1 For the Initial Order only, Supplier shall render invoices following the date of acceptance of the Equipment, Software or Related Service as indicated by SWCO's execution of the Certificate of Acceptance attached as a part of Article V. Such invoices shall be sent to the billing address noted on the Order and shall contain a detailed list of charges which shall include, where applicable, type, description, and serial number of Equipment, Software, description of Related Services, basic charge for the Equipment, Software, or
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applicable charges. Any taxes, transportation costs or other associated costs billable hereunder are to be stated separately. Applicable sales/use taxes shall be paid to the state in which taxable items are delivered, based on final destination as noted in the Order for each item. If Order requires shipment to multiple states, than each item invoiced must indicate final shipping destination. Supplier shall attach to the invoices a copy of bills of lading and shipping notice showing through routing and weight. Each invoice shall be paid within thirty (30) days of receipt unless it is disputed by SWCO.

     For all other Orders, Suppler shall render invoices as follows: for Equipment to be installed by Supplier [***] for Equipment to be installed by SWCO [***] on shipment; and for Related Services, [***] on completion unless otherwise agreed to by both Parties.

     6.2 The following detailed information is required on each invoice in order to assure prompt remittance:

          (1)  SWCO's Order number.

          (2)  Supplier's invoice number.

          (3)  Quantity and price of each item shipped.

          (4)  Applicable sales/use tax:

               i) the value of the taxable Product/Related Service by individual taxing jurisdiction;

               ii) the sales/use tax for each such Product/Related Service by individual taxing jurisdiction;

               iii)  the value of nontaxable Product/Related Services; and

               iv) Supplier's sales/use tax registration number for each applicable taxing jurisdiction.

          (5)  Other charges (if applicable).

          (6)  Final total cost.

          (7)  Contract number.

     6.3 Charges payable by SWCO will apply and shall be calculated from the date of acceptance for Equipment or Software and the commencement date for a Service. For any period of less than a calendar month, the charges shall be prorated on the basis of a thirty (30) day month.

7.   PRICE PROTECTION

     Supplier shall not increase the prices for any Equipment, Software and/or Related Services set forth on Schedule A during the Term. During a Renewal Term, if any, Supplier may increase the price of Product, Software and/or Related Service not more than [***]






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in any annual Renewal Term effective upon sixty (60) days prior written notice and such increased price shall apply only to Orders placed after the effective date of such price increase.

8.   Most Favored Customer

     8.1 For the Term and each Renewal Term of this Agreement, Supplier shall [***] as [***]. Supplier represents that all of the [***] by Supplier hereunder are [***]. If during the Term or any Renewal Term of this Agreement Supplier [***], then:

          (1) Supplier shall, within thirty (30) calendar days after the effective date of such [***];

          (2)  This Agreement and all applicable Orders shall [***]; and

          (3)  [***].

[***]

     8.2 If during the Term of this Agreement, or during any Renewal Term of this Agreement, Supplier [***]

9.   AUDIT

     Supplier shall prepare and maintain complete, legible, and accurate records relating to this Agreement during the Term and maintain such for two (2) years from the date of termination. SWCO shall have the right, through its designated representatives, to examine and audit, at all reasonable times, all such records and such other records and accounts as may, under recognized accounting practices, contain information bearing upon this Agreement.

10.  TERMINATION

     This Agreement may be terminated b written notice only, as follows:

     (a) By either Party, [***] with such termination being effective as of the end of the Term or Renewal Term. SWCO shall have the right to place Purchase Orders up until the effective date of the termination, and termination of this Agreement pursuant to this subsection (a) shall not affect any Outstanding Purchase Order as of the effective date of the termination.





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     (b)  By either Party, in the Event of Default or breach of this Agreement and/or Order by Supplier, when the breach or Default has not been cured after thirty (30) day written notice by the non-breaching Party. Any of the following shall be considered an "Event of Default":

          i)    Either Party is judged bankrupt or insolvent; or

          ii) Either Party makes a general assignment for the benefit of its creditors; or

          iii) A trustee or receiver is appointed for either Party or for any of its property; or

          iv) Any petition by or on behalf of either Party is filed to take advantage of any debtor's act or to reorganize under the bankruptcy or similar laws; or

          v) Either Party disregards laws, ordinances, rules, regulations or orders of any public authority.

     In the event of termination pursuant to this subsection (b), SWCO shall have the right, at its option, to confirm in whole or in part any Outstanding Order, in which case Supplier shall be obligated to fulfill the Order to the extent it is confirmed, or to cancel, in whole or in part, any outstanding Order without any liability to SWCO. The foregoing right is in addition to, and not in limitation of, any other remedy SWCO may have at law or equity.

11.  TRAINING

     11.1 Supplier shall, at Supplier's published rates, provide sufficient training, training materials and technical support to SWCO to enable SWCO to properly and effectively use the Product. Such training shall be conducted at a site selected by SWCO, or at Supplier's offices located in Redmond, Washington, and on dates that are mutually agreed to.

     11.2 Supplier shall provide a training class on site in each SWCO MSA where Equipment is installed. Additionally, Supplier shall provide a Refresher course annually at a site selected by SWCO. The content of each course shall include, but not be limited to site preparation, installation, remedial maintenance, failure recovery/backup, failure repair techniques, test equipment, diagnostic software use, and full documentation requirements, and may be changed by Supplier when, in its judgment, such change is warranted. Supplier shall provide sufficient personnel to conduct said course and shall furnish, at no additional cost, instructional aids appropriate for each course, including books, pamphlets and diagrams.

     11.3 SWCO may reproduce any training materials originated by Supplier for the purpose of training SWCO personnel. Any such reproductions shall include any copyright 6r similar proprietary notices contained in the items being reproduced.

12.  MANUALS AND DOCUMENTATION

     12.1 Supplier shall provide, on or before the installation date for Product and at no additional charge, an updated CD Rom covering the installation, maintenance and operation of the Equipment and Software for every Spotlight ordered. Supplier shall provide all future updates of such CD Rom at Supplier's then published rates.

     12.2 SWCO may reproduce any manuals for the purpose of installing, maintaining and operating the Equipment and Software. Any such reproductions shall include copyright or






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similar proprietary notices contained in the items being reproduced. SWCO may purchase additional sets of manuals at Supplier's published rates.

13.  WARRANTIES

     13.1 Supplier warrants to SWCO that the Equipment and Software furnished will be free from defects in design (except to the extent designed by SWCO), material and workmanship and will conform to and perform in accordance with the specifications and documentation. Supplier also warrants to SWCO that Services will be performed in a fully workmanlike manner to SWCO's reasonable satisfaction. In addition, if Equipment or Software furnished contains one or more manufacturers' warranties, Supplier hereby assigns such warranties to SWCO. All warranties shall survive inspection, acceptance and payment. Equipment or Software not meeting the warranties will, at SWCO's option, be repaired, adjusted or replaced by Supplier at no cost to SWCO.

     13.2 Except as otherwise stated herein, the warranty period for purchased Equipment, Software or Related Services will be in effect for [***] after the date of acceptance of such Equipment, Software or Related Services; provided; however, that such warranty period for Equipment or Software shall be extended by a period equal to the time during which such Equipment or Software is not operational as a result of such Equipment or Software not meeting its warranties. The warranty period for replacement Product shall be the remaining warranty period of the replaced Product or ninety (90) days, whichever is the greater.

     13.3 If any breach of warranty occurs with respect to Equipment or Software and if such breach has not been corrected within a reasonable time (not to exceed thirty (30) days from SWCO notice to Supplier of the breach), SWCO may cancel any Outstanding Orders covering such defective Equipment or Software and any other Outstanding Orders for Equipment or Software affected by such breach. In the event a breach occurs during the warranty period on accepted Equipment or Software, and Supplier is unable to correct such breach through the procedures set forth in Articles III and IV within [***] from SWCO notice to Supplier of the breach, Supplier shall promptly remove such defective portion of Equipment or Software and refund to SWCO all monies previously paid to Supplier for such defective portion of Equipment or Software affected by the uncorrected breach.

     13.4 Supplier warrants that SWCO shall acquire good and clear title to any Product purchased hereunder, free and clear of all liens and encumbrances And with respect to Software which is licensed, Supplier warrants SWCO shall acquire all rights and interests to use such Software.

     13.5 Supplier represents and warrants to SWCO that at the time of delivery, all Products and Software delivered hereunder shall be "CALEA Compliant," meaning that they shall not adversely affect SWCO' s ability to comply with the provisions of Pub L. 103-414, Title 1, October 25, 1994, 108 Stat 4279 as it may be amended from time to time as well as any regulations or industry standards implementing the provisions of the law.

     13.6 This warranty does not apply to any claim which arises out of any of the following: (1) the Equipment has been subject to unreasonable misuse, neglect, damage by SWCO or a third party; (ii) only in the event the installation was provided by someone other than Supplier and the Equipment has not been installed or optimized according to Supplier's





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guidelines, or parts have been used in the Equipment which are not designed to be used with the Equipment; (iii) the Equipment is not maintained pursuant to Supplier's Maintenance Program only in the event the maintenance was provided by someone other than Supplier; (iv) an event of Force Majeure has occurred; and
(v) the Equipment is non-performing as a result of the failure of third party equipment or services including but not limited to antennas, antenna lines or interconnection facilities not provided by Supplier at the site.

     13.7 THE WARRANTIES IN THIS AGREEMENT ARE GIVEN IN LIEU OF ALL OTHER WARRANTIES EXPRESS OR IMPLIED WHICH ARE SPECIFICALLY EXCLUDED, 1NCLIJDING, WITHOUT LIMITATION, IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

14.  BENCHMARK TESTING, PRODUCT AND SOFTWARE TRIAL

     14.1 Upon SWCO's request, and subject to availability, Supplier shall [***] be incorporated into the Order.

     14.2 Upon SWCO's request, and subject to availability, Supplier shall, at no additional charge, provide SWCO with the use of products similar to Equipment and Software ordered by SWCO, but not yet installed, for purposes of program testing, conversion, compiling and other activities if Supplier normally provides similar use of such products to its other customers.

     14.3 Supplier and SWCO may agree to an Equipment and Software trial(s) to demonstrate additional functionality which shall be governed by the following provisions:

           (1) Supplier shall bear all expenses related to the trial of the Equipment and Software, including the cost of transportation, installation, deinstallation, modification, repair, maintenance, packing, and unpacking, unless otherwise agreed to by the Parties.

           (2) The trial period will begin the day following SWCO's receipt of Supplier's notice that all Equipment and Software subject to the trial have been installed and are ready for testing. The trial will continue for the period agreed to by Supplier and SWCO.

           (3) At the end of the trial period, SWCO shall notify Supplier whether or not SWCO will order the trialed Equipment and Software. For any Equipment and Software not ordered by SWCO, Supplier shall remove such Equipment or Software within seven
                (7) days after Supplier's receipt of the notice, and SWCO will promptly return any Software to Supplier.

           (4)  If, during the [***]





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15.  FORCE MAJEURE

     Neither SWCO nor Supplier shall be liable or deemed in default for any delay or failure in performance of an Order or any part of this Agreement to the extent that such delay or failure is caused by accident, fire, industry-wide strike, embargo, act of the government, war or national emergency requirement, act of God, or act of the public enemy ("Force Majeure Conditions"). If any Force Majeure Condition occurs, the Party delayed or unable to perform shall promptly give notice to the other Party. The Party affected by the other Party's delay or inability to perform may elect to:

     (1) Terminate the Order or part thereof as to Product or Related Services not already received; or

     (2) Suspend the Order for the duration of the Force Majeure Condition, and resume performance once the Force Majeure Condition ceases.

     Until notice is given otherwise, option (2) shall be deemed selected.

16.  TAXES

     16.1 Supplier shall bear the cost of all taxes, including but not limited to gross receipt taxes, imposed upon Supplier. Supplier shall be responsible to invoice SWCO and remit to the appropriate government authorities all applicable sales and use taxes imposed by law. SWCO shall be responsible to reimburse Supplier for applicable sales and use taxes billed and remitted as required hereunder.

     16.2 Supplier shall provide to SWCO a sales and use tax registration number for each state in which Related Services are performed or that is the final destination, as set forth on the Order, of Product provided under this Agreement. The registration number for each applicable state will be added to every invoice issued by Supplier to SWCO hereunder. Supplier shall remit the sales/use tax to the state of final destination of Product, or the state in which the Related Services are performed. Supplier shall notify SWCO of any state for which Supplier does not bill and remit sales/use taxes because Supplier does not have nexus with that state.

     16.3 If any of the Related Services include contractor services, Supplier shall comply with any applicable state's resident and non-resident contractor laws. Supplier will be responsible for its subcontractors compliance with such laws. Supplier shall provide SWCO with documentation of such compliance (including subcontractor documentation), which, at minimum, shall include a copy of the non-resident compliance certificate issued by each applicable state.

     16.4  Each invoice issued by Supplier hereunder shall separately set forth;
(i) the value of the taxable Product/Related Service by individual taxing jurisdiction, (ii) the sales/use tax for each such Product/Related Service by individual taxing jurisdiction, and (iii) the value of nontaxable
Product/Related Services.





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     16.5  Supplier agrees to pay, and hold SWCO harmless from and against, any penalty, interest, tax or other charge that may be levied or assessed as a result of the delay or failure of Supplier for any reason to pay any tax or file any return or information required by law, rule or regulation or by contract. If SWCO believes that Supplier has failed to comply with any of the terms of this
Section 16, SWCO shall discuss such failure with Supplier, and upon the presentation of evidence that such failure has in fact occurred, SWCO may withhold up to ten percent (10%) of any invoice affected by such noncompliance.

17.  NOTICE

     All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed given when either personally served or mailed by certified, registered mail, return receipt requested, or delivered by a reputable overnight delivery service, or by facsimile transmission confirmed by another form of delivery within one (1) business day, to:

     SWCO:      Cellular One
                11333 North Scottsdale Road, #200
                Scottsdale, Arizona 85254
                Attention: Contract Manager

     Supplier:  Metawave                    Copy to:  Metawave 1
                10735 Willows Road NE                 10735 Willows Road NE
                Redmond, Washington 98073             Redmond, Washington 98073
                Attention:                            V.P. of Sales & Marketing
                                                      Attention: General Counsel

     If either Party changes its address during the term hereof, it shall so advise the other Party in writing, and all notices thereafter required to be given shall be sent to such new address.

18.  INDEPENDENT CONTRACTORS

     Neither Supplier nor its officers and directors and its associated personnel and employees shall be deemed to be employees or agents of SWCO, it being understood that Supplier is an independent contractor for all purposes and at all times. Supplier shall be solely responsible for the safety and supervision of its employees as well as for the withholding or payment of all federal, state and local personal income taxes, social security, unemployment and sickness disability insurance and other payroll taxes with respect to its employees, including contributions from them as required by law.

19.  INDEMNIFICATION

     19.1 Supplier shall defend, indemnify, and hold harmless SWCO, its parents, subsidiaries and affiliates, and their directors, officers, agents and employees from any and all liabilities, claims or demands whatsoever, (including the costs, expenses and reasonable attorney's fees incurred on account thereof) that may be made: (i) by any person, specifically including, but not limited to, Supplier, its agents or subcontractors, for injuries including bodily injury (including death to persons) or damage to property (including theft) occasioned by or alleged to have been occasioned by the acts or omissions of the Supplier its agents or subcontractors whether negligent or otherwise; or (ii) by persons
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subcontractors under Worker's Compensation or similar acts, except to the extent such liability, claim, or demand arises in whole or in part from the negligence or willful misconduct of SWCO, its agents or employees.

     19.2 Supplier shall defend SWCO against any such liability, claim or demand and control the litigation, settlement and defense thereof. The foregoing indemnification shall apply whether the death, injury or property damage is caused by the sole acts or omissions of Supplier or by the concurrent acts or omissions of SWCO or Supplier hereunder, except Supplier shall not be responsible for that portion of any liability, claim or demand to the extent that it arises from the negligence or willful misconduct of SWCO, its employees or agents SWCO agrees to notify Supplier promptly of any written claim or demands against SWCO for which Supplier is responsible hereunder.

     19.3 The supplied Equipment, Hardware, Software, Product and Related Services provided hereunder (i) shall perform on and after January 1, 2000 in as good a manner as before such date, and (ii) shall at all times manage, manipulate and report data involving dates (including the year 2000, dates before and after the year 2000, and single-century and multicentury formulas) without generating incorrect values or dates or causing an abnormally-ending scenario within an application. Supplier shall provide SWCO with evidence of successful completion of laboratory testing, that the supplied Equipment, Hardware, Software, Product and Related Services provided hereunder properly performs all internal and external time and date processing. Such certification shall be provided no later than thirty (30) days after the execution of this Agreement. In addition, Supplier agrees to cooperate with SWCO in conducting Year 2000 interoperability tests to ensure that the supplied Equipment, Hardware, Software, Product and Related Services do not adversely `affect the operation, output, functionality or other elements of SWCO's operation. Further, Supplier agrees to cooperate with SWCO in providing information to third parties, such as customers, regulatory bodies, and auditors, regarding Supplier's Year 2000 compliance as it relates to the supplied Equipment, Hardware, Software, Product and Related Services. Supplier shall indemnify SWCO and for any loss, cost, or damages (including attorney's fees) sustained because of Supplier's Year 2000 noncompliance.

20.  INFRINGEMENT

     20.1 The following terms apply to any infringement, suit for or claim or allegation of infringement of any United States patent, trademark, copyright, trade secret or other proprietary interest (collectively referred to as "IP Claim") based on the manufacture, use, sale, resale, or importation into the United States of any Equipment, Software, Related Service, documentation or other item furnished to SWCO under or in contemplation of this Agreement. Supplier shall indemnify and hold harmless SWCO and any of its affiliates, customers, officers, directors, employees, assigns and successors for any loss, damage, expense, cost (including, but not limited to, any attorney's fees incurred in the enforcement of this indemnity) or liability that may result by reason of any such IP Claim, and Supplier shall defend or settle, at its own expense, any such IP Claim against SWCO.

     20.2 SWCO shall provide Supplier with prompt written notice of any IP Claim that identifies Equipment, Software or Related Service provided to SWCO hereunder and tender to Supplier control of any such action or settlement negotiations to the extent covered by the indemnification provided herein. Supplier shall keep SWCO advised of the status of any such IP Claim and of its
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opportunity to review and comment on significant actions planned to be taken by
Supplier on behalf of SWCO. If any such IP Claim involves other vendors of SWCO, Supplier shall cooperate as reasonably necessary to effectively defend SWCO. SWCO shall, at Supplier's expense, reasonably cooperate with Supplier in the defense of SWCO.

     20.3 If the use, manufacture, sale, or importation in the United States of any Equipment, Software, or Related Service furnished hereunder becomes subject to an IP Claim, Supplier shall, at SWCO's option and at no expense to SWCO, (i) by license or other release from claim of infringement obtain for SWCO and SWCO's customers the right to make, use, sell and/or import into the United States the Product, Software or Related Service, as appropriate; or (ii) substitute an equivalent non-infringing Product, Software or Related Service reasonably acceptable to SWCO, which meets the specifications for the Product, Software or Related Service, and extend this indemnity thereto; or (iii) modify such Product, Software, or Related Service to make it non-infringing but continue to meet the specifications therefore, and extend this indemnity thereto.

     20.4 Supplier shall have no obligation to SWCO with respect to any claim of patent or copyright infringement which is based upon (i) adherence to specifications, designs, or -instructions furnished by SWCO, unless such specifications, designs, or instructions are incorporated into Product made generally available to Supplier's customers, (ii) the combination, operation or use of any Equipment supplied hereunder with products, software, or data with which the Equipment is not intended to be used or for which the Equipment is not designed, unless at Supplier's direction, (iii) the alteration of the Equipment or modification of any Software made by any party other than Supplier, unless at Supplier's direction, or (iv) SWCO's use of a superseded or altered release of some or all of the Software if infringement would be avoided by the use of a subsequent, unaltered release of the Software that is provided to SWCO by Supplier.

21.  USE AND PROTECTION OF INFORMATION

     21.1 The Parties shall, both during the Term of this Agreement and for a period of [***] after termination of this Agreement, hold in strictest confidence information which is confidential and/or proprietary to the other ("Confidential Information", as more fully described below). The Parties shall not disclose or make each other's Confidential Information available, in any form, to any third party or use each other's Confidential Information for any purpose other than as specified in this Agreement. Each Party shall take all reasonable steps to ensure that Confidential Information is not disclosed or distributed by its employees or agents (who have access to same because of and only on a need-to-know basis) in violation of any provision of this Agreement, but in no event less than reasonable means. If in the course of performance of this Agreement Supplier needs to disclose SWCO Confidential Information to a subcontractor or agent, the agent/contractor must sign a Non-Disclosure Agreement substantially in the form of Schedule B.

     21.2 SWCO's and Supplier's Confidential Information shall include all information clearly marked as confidential.

     21.3 The foregoing shall not prevent either Party from disclosing Confidential Information which: (i) is or becomes a part of the public domain through no act or omission of the other Party; (ii) was in the other Party's
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disclosure of same and had not been obtained by such other Party either directly or indirectly from the Party hereto granting such access or making such disclosure, all of which is so documented by such other party; (iii) is lawfully disclosed to the other Party by a third party without restriction on such disclosure; (iv) is required to be disclosed pursuant to subpoena, law, regulation, or other legal process, provided, however, that the Party responding to such request first provides written notice to the other Party of the request;
(v) is approved by the other Party for disclosure; or (vi) with respect to information that is the same as or substantially identical to the Confidential Information, is independently developed and is so documented by the other Party.

     21.4 Each Party acknowledges that the other would suffer irreparable damage in the event of any material breach of the provisions of this Section 21. Accordingly, in such event, a Party would be entitled to seek preliminary and final injunctive relief, as well as any other applicable remedies at law or in equity against the Party who has breached or threatened to breach this Section 21 and that Party hereby waives the defense that money damages would be adequate.

22.  SUPPLIER'S INFORMATION

     No specifications, drawings, sketches, models, samples, tools, computer programs, technical information, business information, or data, other than that specified in Section 21 of this Article, written, oral or otherwise, furnished by Supplier to SWCO hereunder or in contemplation hereof shall be considered by SWCO to be confidential or proprietary unless so agreed to by SWCO in writing at the time an Order is placed.

23.  AVAILABILITY

     Supplier represents and warrants that the Equipment and Software listed on Schedule A or its equivalent shall be available for purchase by SWCO from Supplier for a minimum of five (5) years following the initial acquisition of the Product pursuant to this Agreement.

24.  LICENSES

     No licenses, express or implied, under any patents, trademarks or copyright are granted by SWCO to Supplier. No licenses, express or implied, under any patents, trademarks or copyright are granted by Supplier to SWCO except for Software licenses contained in Article IV.

25.  ASSIGNMENT

     25.1 Any assignment of the work to be performed, in whole or in part, or of any other interest hereunder by Supplier without the prior written consent of SWCO, except an assignment confined solely to monies due or to become due, shall be void. It is expressly agreed that any such assignment of monies shall be void to the extent that it attempts to impose upon SWCO obligations to the assignee additional to the payment of such monies, or to preclude SWCO from dealing solely and directly with Supplier in all matters pertaining hereto, including the negotiation of amendments or settlements of amounts due. SWCO, upon five (5) days prior written notice to Supplier, may assign all its rights, duties and obligations under this Agreement to an affiliate or affiliates of SWCO or to a partnership or partnerships to which SWCO or its affiliate has an ownership interest.





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     25.2  SWCO shall not (i) assign, sublicense or otherwise transfer the
Software license set forth in Article IV, to any third party without the prior consent of the Supplier, except as permitted in Section 25.1, (ii) purchase the Equipment solely for the purpose of reselling or distributing it to a third party (third party does not include SWCO's affiliates); or (iii) permit its directors, officers, employees, agents or any other third person to reverse engineer the Equipment or the Software.

26.  SUBCONTRACTING

     Supplier shall not, without SWCO's prior written approval, subcontract any portion of the work to be performed on SWCO property hereunder, except for the purchase of standard commercial supplies and materials.

27.  PUBLICITY AND ADVERTISING

     Supplier shall submit to SWCO all advertising, sales promotion, press releases and other publicity matters relating to the Equipment or Software furnished or the Related Services performed by Supplier under this Agreement wherein SWCO's name, marks or the name or mark of any Bell Atlantic Company is mentioned or language from which the connection of said names or marks therewith may be inferred or implied. Supplier shall not publish or use such advertising, sales promotion, press releases, or publicity matters without SWCO's prior written approval. Supplier shall post no signs at any site at which Equipment or Software is being installed or serviced except those required by local, state or federal law.

28.  CHOICE OF LAW

     This Agreement shall be governed by the laws of the State of New York without reference to its conflicts of law provisions and the Software shall have the definition of goods under the U.C.C. The exclusive jurisdiction for any legal proceeding regarding this Agreement shall be the state or federal courts in New York and the Parties expressly submit to the jurisdiction of said courts.

29.  WAIVER AND ESTOPPEL

     Either Party's failure at any time to enforce any of the provisions of this Agreement or any right with respect thereto, or to exercise any option herein provided, will in no way be construed to be a waiver of such provisions, rights, or options or in any way to affect the validity or enforcement of this Agreement. The exercise by either Party of any right or options under the terms or covenants herein shall not preclude or prejudice the exercising thereafter of the same or any other right under this Agreement.

30.  SEVERABILITY

     If any provision or portion of a provision of this Agreement is invalid under applicable statute or rule of law, it is only to that extent to be deemed omitted, and such unenforceability shall not affect any other provision of this Agreement, but this Agreement shall then be construed as if such unenforceable provision(s) had never been contained herein.




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31.  HEADINGS

     The headings in this Agreement are for convenience only and shall not be construed to define or limit any of the terms herein.

32.  INSURANCE

     32.1 Supplier shall maintain, during each Term and Renewal Term of this Agreement, at its own expense, the following insurance:

           a. Worker's Compensation insurance as prescribed by the law of the state in which the work is performed;

           b. Employer's liability insurance with limits of at least $1,000,000 each occurrence:

           c. Comprehensive general liability insurance (including products liability insurance) and, if the use of automobiles is required, comprehensive -automobile liability insurance, each with limits of at least $1,000,000 for bodily injury, including death, to any one person, and $1,000,000 on account of any occurrence, and $1,000,000 for each occurrence of property damage; and

           d. Excess liability insurance with a combined single limit of $5,000,000.

     32.2 The insuring carriers and the form of the insurance policies shall be subject to approval by SWCO. SWCO shall be named as an additional insured on all such policies. Supplier shall furnish to SWCO certificates of such insurance within ten (10) days of the execution of this Agreement. The certificates shall provide that ten (10) days prior written notice of cancellation or material change of the insurance to which the certificates relate shall be given to SWCO. The fulfillment of the obligations hereunder in no way modify Supplier's obligations to indemnify SWCO.

     32.3 Supplier shall also require Supplier's subcontractors, if any, who may enter upon SWCO's premises to maintain similar insurance and to agree to furnish SWCO, if requested, certificates or adequate proof of such insurance. Certificates furnished by Supplier's subcontractors shall contain a clause stating that SWCO is to be notified in writing at least ten (10) days prior to cancellation of, or any material change in, the policy.

     32.4 SWCO may reasonably require Supplier at any time, and from time to time, subject to Supplier's ability to obtain such additional insurance, to obtain and maintain in force additional insurance with coverage or limits in addition to those above described. However, the additional premium costs of any such additional insurance required by SWCO shall be borne by SWCO, and Supplier shall arrange to have such costs billed separately and directly to SWCO by the insuring carrier(s). SWCO shall be authorized by the Supplier to confer directly with the agent or agents of the insuring carrier(s) concerning the extent and limits of Supplier's insurance coverage in order to assure the sufficiency
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33.  RELEASES VOID

     Neither Party shall require waivers or releases of any personal rights from representatives or customers of the other in connection with visits to its premises and both Parties agree that such releases or waivers shall not be pleaded by them or by third persons in any action or proceeding.

34.  OCCUPATIONAL SAFETY AND HEALTH ACT (OSHA)

     Supplier shall be responsible for the safety of its work and shall maintain all lights, guards, signs, temporary passages, and any other necessary protection and precautions for that purpose. Supplier and its Subcontractors shall give access to the authorized representatives of the Secretary of Labor or any state or local official for the purpose of inspecting or investigating or carrying out of any of the duties under the Occupational Safety and Health Act of 1970, and any amendments thereto, or any applicable state, or local laws, rules, or regulations affecting safety and health. Supplier shall be responsible for any violation by it or its subcontractors of any safety or health standards issued thereunder, shall immediately remedy any citation giving rise to such violations, and Supplier shall defend, indemnify, and hold harmless SWCO from any penalty, fine or liability in connection therewith.

35.  NON-DISCRIMINATION COMPLIANCE

     The applicable provisions in Schedule C, entitled "Non-Discrimination Compliance Agreement" shall form a part of this Agreement and any amendments thereto.

36.  SUCCESSORS AND ASSIGNS

     This Agreement shall inure to the benefit of, and shall be binding upon the Parties hereto and their respective successors and permitted assigns.

37.  SWCO'S PROPERTY

     37.1 Title to all property owned by SWCO and furnished to Supplier shall remain in SWCO

     37.2 Any property to which SWCO has title and which is in Supplier's possession or control shall be used only in the performance of this Agreement unless authorized in writing by SWCO. Supplier shall adequately protect such property, and shall deliver or return it to SWCO or otherwise dispose of it as directed by SWCO.

38.  LAWS, RULES AND REGULATIONS

     38.1 Supplier shall comply, at its own expense, with the applicable provisions of the EEO, Fair Labor Standards Act of 1938, as amended, The Occupational Safety and Health Act, and all other applicable federal, state and local laws, ordinances, regulations and codes including identification and procurement of required permits, certificates, approvals and inspections in performance under this Agreement.





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     38.2  The employee and agents of each Party shall, while on the premises of the other, comply with all governmental rules and regulations in effect at such premises, including security requirements. Supplier's right of entry shall be subject to applicable governmental security laws.

     38.3 Both Parties agrees to indemnify and hold the other Party harmless for any loss or damage that may be sustained by reason of any failure to comply with this Section 38.

39.  ATTORNEYS' FEES AND COSTS

     In the event that this Agreement or any Order is breached by Supplier, then, in addition to all other rights and remedies SWCO may have, at equity and in law, Supplier shall be liable for SWCO's reasonable attorneys' fees and costs incurred in collecting any sums that are due and owing under this Agreement or in taking any legal action that is necessary in order to enforce the terms and conditions of this Agreement.

40.  COUNTERPARTS

This Agreement may be executed in counterparts, all of which shall be considered an original and together they shall constitute one (1) agreement.





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                                  ARTICLE II

                      TERMS AND CONDITIONS APPLICABLE TO
                             EQUIPMENT ACQUISITION

1.   SCOPE

     Supplier shall provide to SWCO the Equipment and Related Services as described in the Orders SWCO may from time to time place hereunder.

2.   FORM OF ORDER

     Each Order for Equipment and Related Services shall contain the following:

     (1)  Date of Order and Order Number,

     (2)  The incorporation by reference of this Agreement:

     (3) The incorporation by reference of specifications which differ from those in published guides;

     (4) A detailed list of the Equipment or Related Services that are required. Such list is to include where applicable quantities, model numbers, features, descriptions, specifications, prices, charges, purchase option-credits, and discounts. The last will indicate which equipment is purchased and which is leased;

     (5)  The billing and delivery addresses;

     (6) The required dates for delivery and installation of Equipment or Related Services;

     (7) The name and telephone number of the SWCO person to contact regarding delivery and the coordination of other activities; and

     (8) Any other special terms and conditions that are not provided for elsewhere in the Order or this Agreement.

3.   SITE PREPARATION

     Supplier shall promptly perform a site survey and shall promptly furnish to SWCO site preparation specifications in such detail as to ensure that the Equipment to be installed shall operate efficiently from an environmental point of view. SWCO shall prepare the site at its own expense and in accordance with the site specifications. Supplier shall reimburse SWCO for any site preparation expenses needlessly incurred because of inaccurate site preparation specifications, or because the site was prepared for Equipment which was returned for failure to conform to the provisions of this Agreement.





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4.   TRANSPORTATION

     4.1 Supplier shall deliver the Equipment complete and in accordance with SWCO instructions, if any, with transportation charges prepaid by Supplier. Supplier shall deliver the Equipment in sufficient time to meet the required installation date. SWCO may delay the delivery of the Equipment by giving the Supplier notice prior to shipment.

     4.2 Supplier shall, at no additional charge, properly pack the Equipment in connection with the shipment of such Equipment to the delivery location and in connection with the removal of such Equipment, if such Equipment is returned to Supplier pursuant to this Agreement.

     4.3 Unless SWCO provides special shipping instructions, transportation charges shall not exceed the cost of shipment via surface common carrier between the delivery location and Supplier's facility. SWCO shall reimburse Supplier for such transportation charges for the shipment of the Equipment to the delivery location. SWCO shall reimburse Supplier for rigging and drayage costs incurred at the delivery location.

     4.4 If Supplier removes or replaces any Equipment because such Equipment is nonconforming with the provisions of this Agreement, Supplier shall bear all transportation charges including rigging and drayage costs. If SWCO has already paid Supplier for such charges, Supplier shall promptly refund such payment.

     4.5 Supplier shall be responsible for dealing with carriers to ensure delivery of shipments, locating missing or late shipments, resolving billing for transportation charges, and submitting and resolving all claims arising from loss of or damage to such shipments.

     4.6 Claims for transportation damage shall be filed and processed by Supplier. Without cost to SWCO, and at SWCO's option, damaged Product, Software shall be promptly repaired to the satisfaction of SWCO or replaced, with all replacement parts to be handled on an expedited shipping basis.

5.   TITLE AND RISK OF LOSS

     For the Initial Order only, title shall not vest nor shall risk of loss pass until installation has been fully performed and the equipment has been accepted by SWCO in accordance with Article V. On all subsequent Orders for Equipment title shall vest in SWCO and risk of loss pass to SWCO only when Equipment has been delivered at the F.O.B. point of destination.

6.   INSTALLATION AND COMMISSIONING

     6.1 Supplier shall install the Equipment, perform its standard test procedures and prepare the Equipment for Commissioning, all on or before the ordered Commissioning date and Supplier shall certify to SWCO that such Equipment is ready for the Commissioning. There shall be no installation or Commissioning charges associated with any Equipment except those charges that are listed in the Order. Supplier shall remove and dispose of all packing materials and other surplus materials upon completion of the installation.





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     6.2  No Equipment shall be deemed to be installed until all Equipment and all Software required by the Order has been installed. However, the Parties may agree that Commissioning can be certified on a site by site basis.

     6.3 If Supplier fails to complete such Commissioning and deliver to SWCO its certification of Commissioning on or before the ordered Commissioning date, SWCO may either cancel the Order or extend such ordered Commissioning date to a subsequent date. If SWCO elects to extend the ordered Commissioning date, the Parties agree that SWCO will be damaged in an amount which will be difficult to determine with certainty. Therefore, Supplier agrees to pay SWCO as a late Commissioning-charge, and not as a penalty, an amount equal to one percent (1%) of the purchase price for each week or part thereof of delay occurring after the ordered Commissioning date originally specified on the Order until either the Commissioning date or the date on which SWCO cancels the Order, whichever first occurs. Such late Commissioning-charge shall not accrue beyond twelve (12) weeks of delay and shall take the form of a credit against the purchase price of the Equipment in favor of SWCO.

     6.4 The foregoing not withstanding, in the event that construction delays or other causes not covered by Section 15 of Article I (Force Majeure) and not within the reasonable -control of Supplier, force postponement of the installation of a Product, the Product, shall be stored until installation can be resumed. Transfer and storage charges incurred shall be paid by SWCO. Labor costs for loading and unloading shall be based upon an hourly rate to be determined by agreement between SWCO and Supplier. The cost of special services, such as design, warehousing, inventory, etc., shall be negotiated between SWCO and Supplier prior to placement of the Order.

7.   SELF INSTALLATION

     7.1 SWCO may, at its option, install the Equipment. Such election shall be stated in the Order or anytime prior to delivery. If SWCO so elects to install the Equipment, Supplier shall, if requested by SWCO, provide services relating to installing, Commissioning, and optimizing, at a mutually agreed upon rate.

     7.2 If SWCO elects to install the Equipment and Supplier fails to deliver the Equipment by the ordered delivery date, Supplier shall be subject to a late delivery charge in the form of a credit against the purchase price of the Equipment as provided for in Section 6 of this Article (Installation and Commissioning), except that the calculation of damages will be based on the delay occurring after the ordered delivery date until the actual delivery date rather than after the ordered Commissioning date. In addition, SWCO may cancel the Order.

8.   INSTALLATION, ASSISTANCE AND TECHNICAL SUPPORT

     8.1 During the Warranty period, such technical support shall be provided without charge to SWCO, unless otherwise specified in Schedule A. The availability or performance of this technical support service shall not be construed as altering or affecting Supplier's warranties or any other obligation of Supplier under this Agreement.

     8.2 Supplier shall provide SWCO with ongoing technical support, including, field service and assistance. During the Warranty period, such technical support shall be provided without charge to SWCO, unless otherwise specified in Schedule A. The availability or





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performance of this technical support service shall not be construed as altering or affecting Supplier's warranties or any other obligation of Supplier under this Agreement.

9.   STANDARD OF PERFORMANCE FOR ACCEPTANCE

     For the Initial Order only, SWCO shall certify to Supplier that the Equipment has been accepted upon the successful achievement of the Performance Acceptance Procedure as specified in Article V. Within ten (10) days after Supplier has certified that the Equipment has been installed and ready for use, SWCO, with Supplier's advice and assistance, shall commence the acceptance tests.

10.  CABLES AND RELATED ITEMS

     An Order shall be deemed to include all items necessary for the proper operation of the Equipment as ordered by SWCO, provided by Supplier, and includes any other components or materials necessary to enable the operation of the Equipment in accordance with the specifications.

11.  ENGINEERING CHANGES

     11.1 Engineering changes which are (i) generally made available by Supplier to customers on the same Equipment provided hereunder and (ii) are intended to correct defects in the Equipment, shall, with the consent of SWCO, be made by Supplier to the Equipment at no charge. The administration and installation of engineering changes shall be accomplished by Supplier, unless otherwise agreed to by the Parties.

     11.2 Engineering changes which correct a safety defect shall be made as soon as possible at no charge. Supplier shall notify SWCO of any such safety defect and recommended interim safety measure to be taken.

12.  TRADE-IN

     SWCO may request Supplier to [***]. In such event, Supplier may [***].

13.  RELOCATION OF EQUIPMENT

     SWCO may move Equipment from one location to another. At SWCO's request, Supplier shall arrange for and supervise the dismantling, packing and moving of any purchased Equipment and shall inspect and reinstall such Equipment at the new location. In addition, Supplier shall specify to SWCO, prior to any move, which of the existing cables and ancillary equipment associated with the Equipment to be moved are reusable at the new site. SWCO shall pay Supplier for such Related Services at Supplier's published rates.





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14.  SUPPLIES AND/OR REPLACEMENT PARTS

     Supplier shall provide SWCO with specifications for all replacement parts which are used or required to operate any Equipment. The relevant supplies shall be available from Supplier upon SWCO request for a minimum of seven (7) years following the acquisition of the Equipment.

15.  CONVERSION OF FINANCIAL ARRANGEMENT

     SWCO may elect to convert any part or all of an Order for purchase Equipment, any time prior to shipment to a third party lease, or, subject to availability by Supplier, to any of Supplier's purchase, installment sale, lease, rental plan, or other marketing pricing policy and may do so with no liability.

16.  TRANSFER OF TITLE TO A THIRD PARTY

     In connection with the financing of Equipment, SWCO may request Supplier to pass title to the Equipment directly to an assignee designated by SWCO. If SWCO requests, Supplier shall execute a bill of sale conveying title to the Equipment to the assignee. In such event, the assignee shall succeed to all of SWCO's rights under the Order with respect to the Equipment, although SWCO shall continue to exercise such rights on behalf of the assignee until Supplier is otherwise notified. Notwithstanding the foregoing, SWCO guarantees payment of the purchase price for the Equipment to Supplier. The right of SWCO to request Supplier to pass title to the Equipment to the assignee shall include the right to sublicense any licensed Software relating to the Equipment without the payment of any additional license fees to Supplier.

17.  NEW EQUIPMENT

Supplier warrants that the Equipment shall be new and of original manufacture in the United States.

18.  REMOVAL OF EQUIPMENT

     18.1 Promptly after the cancellation of an Order, pursuant to this Agreement Supplier shall, at its expense, pack and remove the Equipment affected thereby. In addition, Supplier shall make all necessary transportation arrangements to ship the Equipment away from SWCO premises.

     18.2  If Supplier for any reason does not remove the Equipment within ten
(10) days after the cancellation of an Order or the termination of a lease, SWCO may, at Supplier's expense and risk, arrange to have the Equipment packed and shipped to Supplier. In such event, Supplier shall promptly, after receipt of SWCO invoices, reimburse SWCO for any costs which may thereby be incurred.







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                                  ARTICLE III

          TERMS AND CONDITIONS APPLICABLE TO THE SUPPLIER'S HARDWARE
                              MAINTENANCE PROGRAM

1.   SCOPE

     1.1 Supplier shall provide to SWCO Supplier's Hardware Maintenance Program ("HMP") which is necessary to maintain the Equipment in accordance with its specifications and to keep the same in good working order and operating condition as described in the Orders SWCO may from time to time place hereunder.

     1.2 Equipment maintained hereunder shall include Equipment ordered under this Agreement, and Supplier's equipment acquired from other sources which has been maintained to Supplier's specifications, inspected by Supplier and refurbished, as necessary, to specifications by Supplier at Supplier's published rates.

     1.3 Supplier shall make available to SWCO, prior to commencement of HIvIP, at Supplier's published rates, documentation to facilitate installation, operation and preventive and remedial maintenance. If the originally produced documentation is changed as a result of the application of an engineering change to a field installation, SWCO shall be provided with the updated documentation at no charge.

     1.4 Pursuant to the terms of this Agreement, Supplier shall provide SWCO with Supplier owned or licensed diagnostic software which is made available by Supplier for commercial use and which is necessary for SWCO's maintenance of the Equipment.

2.   FORM OF ORDER

     Each Order for maintenance Related Services or HMP shall contain the following:

     (1)  Date of Order and Order Number;

     (2)  The incorporation by reference of this Agreement;

     (3)  The billing and Equipment location addresses;

     (4) The required commencement dates for maintenance Related Services, and the length of term for such Related Services;

     (5) The name and telephone number of the SWCO contact person regarding the coordination of the activities; and

     (6) Any other special terms and conditions that are not provided for elsewhere in the Order or this Agreement.





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3.   AVAILABILITY OF MAINTENANCE AND SPARE PARTS

     3.1 Supplier shall assist SWCO in determining SWCO's requirements for an inventory of spare parts by providing SWCO with a standard spare parts list and the current usage statistics for such parts.

     3.2 Supplier shall make available to SWCO spare parts and HMP for a period of not less than [***] years from the date of the each Order. The price for such spare parts and HMP will be listed in Supplier's published rates. If subsequent to such [***] year period Supplier no longer makes available a spare part, Supplier shall notify SWCO [***] year in advance of its decision to discontinue the spare part. If during the [***] year period, Supplier fails to provide such HMP or spare parts or is unable to obtain an~1iterna~iource acceptable to SWCO, then such inability shall be deemed noncompliance with this Agreement. In addition to the other rights and remedies SWCO may have at law and equity under this Agreement, SWCO shall have the right to require Supplier, without charge, to provide technical information and any other rights to allow SWCO to obtain such HMP and spare parts through its own manufacture or contracts with other vendors.

     3.3 The technical information noted above shall include, but is not limited to: (a) manufacturing drawings and specifications of raw materials and components comprising such parts; (b) manufacturing drawings and specifications covering special tooling and the operation thereof; (c) a detailed list of all commercially available parts and components purchased by Supplier on the open market disclosing the part number, and name and location for the purchase thereof; and (d) one (1) complete set of equipment diagrams and maintenance procedures.

     3.4 Supplier shall provide spare parts on an emergency basis from Supplier's local office. Emergency spare parts which are unavailable from Supplier's local office shall be made available to SWCO through Supplier's field service channels upon request on an overnight basis. Such parts may be new or refurbished parts and may be exchanged at Supplier's standard exchange rates.

     3.5  Supplier shall repair or replace, and return to SWCO within thirty
(30) days defective parts which are shipped to Supplier. The estimated cost of repair shall be specified at the time the request for repair is made by SWCO. If during the repair of the part Supplier determines that the cost of repair will deviate by ten percent (10%) or more from the estimate, Supplier shall notify SWCO. If a part is deemed irreparable, Supplier shall notify SWCO.

     3.6 The Party shipping any part under this Section 3 shall bear the cost of transportation and risk of loss.

     3.7 Supplier shall use only new parts or parts of equal quality and operating specifications in performing maintenance. Parts that are removed and replaced shall become the property of Supplier. All parts placed into operation shall become the property of the owner of the Equipment.





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4.   SUPPLIER RESPONSIBILITIES FOR TYPE 1 EMERGENCY

     4.1 During the warranty period or subsequent HMP, Supplier shall provide telephone support for Type 1 Emergencies during Supplier's normal hours of operation. Type I Emergencies are defined as those incidences that are non-Service affecting. Response time shall be within one (1) hour from the time SWCO makes contact with Supplier. Telephone support shall include, but not be limited to: engineering change information, diagnostic error interpretation, diagnostic updates information, etc. Supplier shall provide SWCO with the procedure and name of the responsible contact for providing requested telephone support.

     4.2 If required, Supplier shall respond to an emergency repair request for Type 1 Emergency by dispatching qualified personnel within twenty-four (24) hours of the time the request is placed with Supplier. Supplier shall make available such technical support for Type 1 Emergencies during Supplier's normal hours of operation.

5.   SUPPLIER RESPONSIBILITIES FOR TYPE 2 EMERGENCY

     5.1 During the warranty period or subsequent HMP, Supplier shall provide telephone support for Type 2 Emergency on a twenty-four (24) hour per day basis, seven (7) days a week. Type 2 Emergencies are defined as those incidences that prohibit or severely limit SWCO's ability to provide services. Response time shall be within one (1) hour from the time SWCO makes contact with Supplier. Telephone support may include, but not be limited to: engineering change information, diagnostic error interpretation, diagnostic updates information, etc. Supplier shall provide SWCO with the procedure and name of the contact responsible for providing requested telephone support.

     5.2 If required, Supplier shall respond to an emergency repair request for Type 2 Emergencies by dispatching qualified personnel within eight (8) hours of the time the request is placed with Supplier. Supplier shall make available technical support for Type 2 Emergencies twenty-four (24) hours per day, seven
(7) days a week.

     5.3 On all requests for Type 2 Emergencies, Supplier shall provide continuous effort until the Equipment is restored to operational condition. Supplier's escalation guidelines as specified in Section 15 of this Article 3 (Escalation Guidelines) shall apply from the time the Supplier's representative arrives at SWCO's site.

6.   SWCO's RESPONSIBILITIES

     6.1 Unless otherwise requested of Supplier by SWCO, SWCO shall perform all preventive and remedial maintenance.

     6.2 SWCO shall maintain, at SWCO's site or within a convenient distance, an inventory of spare parts including tools, documentation, diagnostics, and test equipment for all Equipment covered hereunder and shall continually replenish the inventory based upon, but not necessarily in conformity with, Supplier's recommended level. Access to and use of the parts shall be provided to Supplier when providing HMP hereunder.




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7.   ON-SITE MAINTENANCE

     7.1 SWCO may order dedicated On-Site field engineers at Supplier's published rates. These rates shall be provided to SWCO upon request.

     7.2 On-Site maintenance coverage shall include for the charge specified in the Order, any time during a consecutive ten (10) hour period, daily, Mondays through Fridays, excluding New Year's Day, Washington's Birthday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Unless otherwise specified in that Order, such ten (10) hour period shall be from 7:00 a.m. to 5:00 p.m. local time, with one (1) hour for lunch normally taken between 12:00 noon and 1:00 p.m.

     7.3 On-Site maintenance coverage may be extended to include additional time periods and weekends at an additional charge and may be increased to twenty-four (24) hours a day seven (7) days a week for three hundred sixty-five 365 days a year.

     7.4 Any absences from the shift described herein shall be by mutual agreement prior to such absences with credit on invoices for such absences. For any extended absences such as during vacation periods, Supplier agrees to assign an alternate resident field engineer for the duration of such absences.

     7.5 Additional temporary support personnel shall be sent to support the resident field engineer when this requirement is deemed necessary to assure continued efficient operation.

     7.6  On-Site maintenance coverage shall be at the direction of SWCO.

     7.7 The coverage period for On-Site maintenance may be changed by SWCO upon thirty (30) days prior notice to Supplier, subject to the terms of Section
7.2 of this Article.

8.  NOTIFICATION AND RESPONSE

     8.1 Supplier shall furnish its designated point of contact to enable SWCO to promptly notify Supplier of the need for maintenance.

     8.2 Supplier shall provide continuously updated charts on its maintenance organization up to and including the national support level. Such charts shall include twenty-four (24) hour contact information.

9.  MAINTENANCE TERM AND MAINTENANCE CHARGES

     9.1 Supplier's HMP is included in the purchase Price of each piece of Equipment purchased by SWCO and shall extend throughout the duration of the Warranty Period, as set forth in Section 13.2 of Article 1 ("Initial HMP"). Following the expiration of the Initial HMP, SWCO has a choice of (i) subscribing to Supplier's HMP on an annual basis pursuant to the terms herein and at the HMP fees set forth in Schedule A ("Extended HMP") for the duration of the term of the Agreement and thereafter at Supplier's then current HMP fees, or (ii) having defective Field Replaceable Units ("FRUs") repaired or replaced with refurbished FRUs at Supplier's then current repair rates.




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     9.2  The I-IMP charge set forth in Schedule A is not subject to increase during the initial maintenance term. Thereafter the I-IMP charge is subject to change by Supplier upon ninety (90) days prior written notice to SWCO; provided, however, that such I-IMP unit charge shall not be increased more than once in any twelve (12) month period and in no event shall any increase exceed five percent (5%) of the HMP unit charge applicable to the preceding year.

     9.3 Supplier shall have no responsibility to repair or replace FRUs which have been repaired or altered in an unauthorized manner not in accordance with Supplier's Maintenance Program, or which have had the bar code, serial number, or other identifying mark modified, removed or obliterated through an intentional action by SWCO. In the event that SWCO sends a FRU to Supplier for which no defects or failures can be found, Supplier may invoice SWCO at the then current fee for the services rendered during the evaluation process. Such charges shall only be rendered after three (3) such occurrences within a sixty
(60) day period.

10.  ENGINEERING COMPLAINTS

     10.1 Receipt of an engineering complaint from SWCO shall be acknowledged by Supplier within fifteen (15) days. Such acknowledgment shall include the proposed resolution of the stated problem, or the date by when a solution might be expected. In the event that Supplier anticipates that the solution to the engineering complaint will exceed thirty (30) days, then Supplier shall issue biweekly progress reports to SWCO, reporting actions taken and progress made during the reporting period. In addition, such reports will indicate the approximate date by which Supplier anticipates that the ongoing engineering complaint may be successfully resolved.

     10.2 In the event that the engineering complaint is marked service emergency, then Supplier agrees to exert effort which goes beyond that which is customarily provided to resolve engineering complaints. Supplier further agrees to provide status reports to SWCO's Manager, Engineering/ Inspection Coordination, as frequently as may be mutually determined.

     10.3 SWCO's point of contact for all engineering complaint information and correspondence shall be SWCO Manager, Engineering Equipment 2125 East Adams, Phoenix, Arizona 85034. All such engineering complaints should be directed to the numbers identified in 16.1 of this Article.

11.  ENGINEERING CHANGES

     11.1 Engineering changes which are (i) generally made available by Supplier to customers on the same Equipment provided hereunder and (ii) are intended to correct defects in the Equipment shall, with the consent of SWCO, be made by Supplier to the Equipment at no charge. The administration and installation of engineering changes shall be accomplished by Supplier, unless otherwise agreed to by the Parties.

     11.2 Engineering changes which correct a safety defect shall be made as soon as possible at no charge. Supplier shall notify SWCO of any such safety defect and recommended interim safety measure to be taken.




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12.  EQUIPMENT NON-PERFORMANCE CREDIT

     If any Equipment furnished by Supplier hereunder for commercial service experiences Equipment non-performance period(s) due to malfunction of Equipment as specified below, the credits contained in this Article 3, Section 12, shall apply to SWCO's I-IMP monthly maintenance charge. If the Equipment is operating at less than fifty percent (50%) call processing capacity, (as measured by traffic usage over the previous thirty (30) day period) (i) for any eight (8) consecutive hour period or (ii) for a more than twenty-four (24) total hours in any thirty (30) day period, then Supplier shall grant SWCO a credit against the HMP monthly maintenance charge for each such hour in the amount of one-half (1/2) of one percent (1%) of the monthly maintenance charge for such defective Equipment. An Equipment non-performance period shall begin upon SWCO's notification to Supplier and shall end when the Equipment has achieved ninety percent (90%) call processing capacity. SWCO shall issue a debit memorandum and associated documentation to Supplier reflecting the amount of such credit. The Equipment non-operational periods shall be for periods of time directly caused by the non-performance of the Equipment. Any non-performance caused by third party equipment, force majeure or other events outside the control of Supplier shall not be counted toward non-operational periods. If SWCO receives a credit under this Article III, Section 12, for a particular non-performance -period, then SWCO shall not be eligible to receive a credit under Article IV, Section
12.7. If the non-performance is caused by both Equipment nonperformance and Software nonperformance, SWCO shall receive the higher credit.

13.  REMEDIES FOR EQUIPMENT FOR FAILURE TO MEET OPERATIONAL LEVEL

     If any Equipment maintained hereunder fails to perform at an operational level of as defined in Article III, Section 12, during two (2) consecutive calendar months, SWCO may, at its option, require Supplier to within thirty (30) days after notification to Supplier, replace such Equipment at no additional cost to SWCO. Any Equipment that cannot be restored to good working order and operating condition shall be removed at Supplier's expense.

14.  WARRANTY

     14.1 In lieu of the warranty period specified in Section 13 of Article I (Warranties), the warranty period for spare parts under this Article III shall be for ninety (90) days from the date shipment to SWCO.

     14.2 Supplier's responsibility under this warranty shall be to either replace or repair the defective spare part.

15.  ESCALATION GUIDELINES

     Supplier shall endeavor to initiate support within the specified response time. If the trouble has not been corrected within twenty-four (24) hours after the request for support, the trouble shall be escalated to Supplier's engineering laboratories. No charge will be made for any escalation.




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16.  PROCEDURES FOR SUPPLIER'S HMP

     16.1  Metawave's Customer Support
           Customer Support can be reached by call the following numbers:
           Domestic phone:.......  888-642-2455
           International phone:..  425-702-6550

     16.2  Return Material Authorization (RMA)

     SWCO must contact Customer Support via telephone, e-mail or fax to obtain a Return Material Authorization (RMA) number. Supplier may return shipments without a RMA number to the SWCO unrepaired and at SWCO's expense. The RMA number must be clearly written on the outside of the package. A RMA number will not be issued until an Order is provided for the repair price for those items not covered under warranty.

     16.3  Return Address

           All Field Replaceable Units (FRUs) must be shipped to:
           Metawave Communications Corporation
           10735 Willows Road N.E.
           Redmond, WA 98073-9769 USA
           c/o SWCO Returns

     16.4  Packing Instructions

     SWCO must pack all returned equipment in a manner no less protective to such Equipment than the manner in which Supplier packages similar equipment.

     16.5  Repair Purchase Orders

     Repair purchase orders are required in the following instances:

     When SWCO returns out of warranty FRUs for repair; or

     When Supplier sends pre-exchange FRU to SWCO prior to the defective FRU being received by Supplier, and if defective FRU is not received within five (5) days of shipment of replacement FRU.

     Under these circumstances, a facsimile copy of the purchase order may be transmitted to Supplier and followed up by a confirming hard copy in the mail.

     16.6  Expedite Service

     In an emergency situation that requires an expedited shipment, Supplier offers Expedite Services upon SWCO's request at no additional charge except that SWCO shall pay for additional expedite freight charges, if any. If the HMP has expired, such expedite service will carry an additional fee of $300 plus freight charges (plus the price of FRU if out of warranty) per FRU.



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     16.7  Invoices and Payment

     Invoices are payable in accordance with the terms of the Agreement between Supplier and SWCO. In the event pre-exchanged FRU's are not returned by SWCO to Supplier within five (5) days then Supplier shall invoice SWCO for the amount of the exchanged FRU's.

     16.8 Duties and Taxes

     All duties, customs clearance fees and any and all taxes will be the responsibility of the Customer.

     16.9 Non-compliance

     Failure to comply with any of the procedures may result in delay or non-delivery of the FRUs.





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                                  ARTICLE IV

                      TERMS AND CONDITIONS APPLICABLE TO
                 ANY PURCHASE THAT INCLUDES LICENSED SOFTWARE
                      AND/OR SOFTWARE MAINTENANCE SERVICE

1.   SCOPE

     Supplier shall provide to SWCO Supplier's Software and Related Services as described in Orders SWCO may from time to time place hereunder.

2.   DEFINITIONS

     Terms which are capitalized have the meanings set forth below or, absent definition herein, as contained in the Agreement.

     2.1 "Feature" refers to an innovation or performance improvement to Software that is made available to all users of the current Software release. Features are licensed to SWCO individually and may be at additional cost.

     2.2 "Major Release" indicates a new version of Software that adds new Features (excluding Optional Features) or major enhancements to the currently existing release of Software.

     2.3 "Point Release" indicates a modification to Software resulting from planned revisions to the current release, or corrections and/or fixes to the current release of Software.

     2.4 "Software Patch" refers to software that corrects or removes a reproducible anomaly or "bug" in an existing Major Release.

3.   FORM OF ORDER

Each Order for Software and Related Services shall contain the following:

     (1)  Date of Order and Order Number,

     (2)  The incorporation by reference of this Agreement;

     (3)  The incorporation by reference of additional specifications;

     (4) If, applicable, a detailed list of the Software or Related Services that are required. Such list is to include quantities, descriptions, specifications, prices, charges, and discounts;

     (5)  The billing and delivery addresses;




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                                  ARTICLE IV

                      TERMS AND CONDITIONS APPLICABLE TO
                 ANY PURCHASE THAT INCLUDES LICENSED SOFTWARE
                      AND/OR SOFTWARE MAINTENANCE SERVICE

1.   SCOPE

     Supplier shall provide to SWCO Supplier's Software and Related Services as described in Orders SWCO may from time to time place hereunder.

2.   DEFINITIONS

     Terms which are capitalized have the meanings set forth below or, absent definition herein, as contained in the Agreement.

     2.1 "Feature" refers to an innovation or performance improvement to Software that is made available to all users of the current Software release. Features are licensed to SWCO individually and may be at additional cost.

     2.2 "Major Release" indicates a new version of Software that adds new Features (excluding Optional Features) or major enhancements to the currently existing release of Software.

     2.3 "Point Release" indicates a modification to Software resulting from planned revisions to the current release, or corrections and/or fixes to the current release of Software.

     2.4 "Software Patch" refers to software that corrects or removes a reproducible anomaly or "bug" in an existing Major Release.

3.   FORM OF ORDER

Each Order for Software and Related Services shall contain the following:

     (1)  Date of Order and Order Number,

     (2)  The incorporation by reference of this Agreement;

     (3)  The incorporation by reference of additional specifications;

     (4) If, applicable, a detailed list of the Software or Related Services that are required. Such list is to include quantities, descriptions, specifications, prices, charges, and discounts;

     (5)  The billing and delivery addresses;




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     (6)  The required dates for delivery and installation of the Software, commencement dates for licenses or Related Services, and the length of term for licenses or Related Services;

     (7) The name and telephone number of the SWCO person to contact regarding the coordination of activities; and

     (8) Any other special terms and conditions that are not provided for elsewhere in the Order or this Agreement.

4.   LICENSE

     4.1 Supplier grants to SWCO a non-exclusive, nontransferable license, except as otherwise provided herein, for the use including remote access usage of Supplier's Software ordered hereunder, to routinely operate and monitor the Equipment with which the Software was delivered. During the warranty period, all purchased future releases, patches, fixes, corrections, enhancements, improvements and updates relating to such Software are included. Thereafter, all such fixes and enhancements shall be made available to SWCO under Supplier's Software -Maintenance Program as described herein. Remote access functionality requires the purchase of the Remote LampLighter(TM) Software option.

     4.2 With each license of Software ordered hereunder, Supplier shall provide SWCO documentation which either is provided by Supplier to any of its other customers for the Software or is reasonably necessary to enable SWCO to adequately use such Software. Documentation shall comply with commonly accepted industry standards with respect to content, size, legibility and reproducibility.

     4.3 SWCO shall have the right to reproduce all documentation including all machine-readable documentation for the Software, provided that such reproduction is made solely for SWCO's permitted use hereunder. Any such reproductions shall include any copyright or similar proprietary notices contained on the items being reproduced.

     4.4 Supplier warrants that it has the sole and exclusive right to grant the licenses ordered thereunder.

     4.5 No title or ownership rights to the Software or any of its parts, including documentation, except as provided herein, is transferred to SWCO.

     4.6 SWCO acknowledges that it is the responsibility of SWCO to take reasonable measures to safeguard Software and to prevent its unauthorized use, distribution, or duplication.

     4.7 SWCO shall not reverse engineer, decompile, disassemble, or modify the Software or any portion thereof.





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5.   LICENSE TERM

     5.1 The license term for Software shall commence on the date of acceptance for the Initial Order and upon shipment for all other Orders of the Equipment and Software and shall continue perpetually or until canceled or terminated as provided herein.

     5.2 SWCO may terminate the license term of any Software by giving Supplier thirty (30) days prior written notice. Termination of such license term shall also automatically terminate any maintenance Related Services for such Software.

     5.3 Supplier may terminate the license granted hereunder if SWCO is in material default of any of the terms and conditions of this License Agreement and such termination shall be effective if SWCO fails to correct such default within sixty (60) days after written notice thereof by Supplier.

     5.4 In the event that SWCO is required to return the Software, pursuant to the Agreement or in the event that SWCO returns the Equipment, this license shall terminate immediately upon such return of the Software or Equipment to Supplier.

     5.5 Within one (1) month after termination of the license granted hereunder, SWCO shall furnish to Supplier a document certifying that through its best efforts and to the best of its knowledge, the original and all copies in whole or in part of all Software, in any form, including any copy in an updated work, have been returned to Supplier or destroyed.

6.   LICENSE FEE

     6.1 The Software licensing fees for the most current versions of the Embedded System Software and LampLighter Software (available at the time of purchase of Equipment) are included in the purchase price of the Equipment. Software Updates are available under the Software Maintenance Program described herein for additional licensing fees.

     6.2 If the license term is not perpetual, the license fee set forth in the Order is not subject to increase during the first year. Thereafter, the license fee may be changed by Supplier following the end of the initial license term upon ninety (90) days prior written notice to SWCO; provided, however, that such license fee shall not be increased more than once in any twelve (12) month period and in no event shall any increase exceed [***] of the license fee applicable to the preceding year.

7.  SOFTWARE DELIVERY

     7.1 Supplier shall deliver the Software complete and in accordance with SWCO's instructions, if any, with transportation charges paid by Supplier. Supplier shall deliver the Software in sufficient time to meet the required delivery date. SWCO may delay the delivery of the Software by giving the Supplier notice prior to shipment. SWCO shall arrange and pay for transportation for Software required to be returned to Supplier under this Agreement.





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     7.2  If Supplier fails to complete such delivery of Software ordered by
SWCO on or before the ordered delivery date, SWCO may either cancel the Order or extend such ordered installation date to a subsequent date. If SWCO elects to extend the ordered installation date, the Parties agree that SWCO will be damaged in an amount difficult to determine with certainty. Therefore, Supplier agrees to pay SWCO as a late delivery charge, and not as a penalty, an amount equal to [*] of the purchase price for that Software Feature for each week, or part thereof, of delay occurring after the ordered delivery date originally specified. Such late delivery charge shall not accrue beyond twelve (12) weeks of delay and shall take the form of a credit against the purchase price of the Software or any future Software in favor of SWCO.

8.   RISK OF LOSS

     8.1 Supplier shall bear the risk of loss of or damage to the Software during shipment. Supplier shall promptly replace such Software when lost or damaged at no additional charge.

     8.2 SWCO shall bear the risk of loss or damage to the Software media or documentation in its possession. Supplier shall promptly replace the Software, Software media or documentation when lost or damaged at the charge for the media or documentation. No -additional license fee will be charged for replacement of the Software.

9.   INSTALLATION

     Supplier shall install the embedded Software on the Equipment specified on the Order, perform its standard test procedures and prepare the Software required for Commissioning. With respect to the Initial Order, when Supplier certifies that the Software has passed all of Supplier's acceptance testing, the Software shall be certified as ready for SWCO's acceptance testing, in accordance with Article V.

10.  STANDARD OF PERFORMANCE FOR ACCEPTANCE

     For the Initial Order, Software acceptance shall be performed in conjunction with the Equipment it was Ordered with and as specified in Article V, Performance Acceptance Procedure. For all other Orders acceptance shall occur upon Commissioning of the Equipment.

11.  NEW RELEASES

     11.1 During the warranty period and if SWCO elects to purchase Software Maintenance, new versions of any Software to be provided as a generic release common to all licensees of such Software, shall be supplied at the prices specified in Schedule A or at Supplier's then current published rates.

     11.2 Supplier shall support the current Major Release and associated Point Releases and Features for a minimum period of two (2) years after the issuance of such Software. However, any support provided for Software older than two (2) years from the issue date may be on a time and material basis. An Order is required to render such service.




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12.  SOFTWARE MAINTENANCE

     During the warranty period and if SWCO elects to purchase Software Maintenance the following shall apply:

     12.1 Supplier shall provide maintenance described herein including error corrections, upgrades and modifications to keep the Software in good working order and operating condition or to restore such Software to good working order and operation condition.

     12.2 SWCO will be responsible for problem identification of reproducible Software malfunctions. In the event of any such Software malfunction, SWCO shall notify Supplier promptly of the failure through calling Supplier's Customer Support.

     12.3 Supplier shall provide a telephone contact point to which SWCO can notify Supplier of the need for maintenance Related Services twenty-four (24) hours per day, seven days (7) per week. Within one (1) hour of notification, a trained, knowledgeable, technically qualified Supplier representative will respond. Such response will serve to acknowledge receipt of notification and to obtain a verbal description of the nature of the need for maintenance Related Services.

     12.4 Supplier shall correct any and all errors in the Software in accordance with this Section 12. For major errors substantially effecting Equipment performance, Supplier shall continue error correction activity on a twenty-four (24) hour basis until a permanent correction is made. If Supplier determines that such errors cannot be corrected within twenty-four (24) hours, Supplier shall immediately initiate an escalation procedure to:

           (1) Immediately assign sufficient skilled personnel to correct the error; and

           (2) Immediately notify Supplier management personnel that such error has not been corrected and that the escalation procedure has been activated; and

           (3) Supplier will provide verbal status reports on errors at intervals of not less that twice per day to SWCO on the status of each error correction.

     12.5 SWCO shall provide Supplier, at the time of the notification, data required by Supplier to properly analyze the error condition and to provide the proper resolution.

     12.6 Supplier shall give notice, on each error reported, to all SWCO locations of Software upon receipt by Supplier and error corrections will be transmitted to all such locations.

     12.7 If any Equipment furnished by Supplier hereunder experiences non-performance periods due to malfunction of the Software, as specified below, the credits contained herein shall apply to SWCO's Software monthly maintenance charge. If the Equipment is operating at less than fifty percent (50%) call processing capacity (as measured by traffic usage over the previous thirty (30) day period), (i) for any eight (8) consecutive hour period or (ii) for a period more than twenty-four (24) hours in any thirty (30) day period, then Supplier shall grant SWCO a credit




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against the Software monthly maintenance charge for each such hour in an amount of one-half (1/2) of one percent (1%) of the monthly Software maintenance charge for such defective Equipment. A non-performance period shall begin upon SWCO's notification to Supplier and shall end when the Equipment has achieved ninety percent (90%) call processing capacity. SWCO shall issue a debit memorandum and associated documentation to Supplier reflecting the amount of such credit. The Equipment non-operational periods shall be for periods of time directly caused by the non-performance of the Software on the Equipment. Any non-performance caused by third-party equipment or software, force majeure or other events outside the control of Supplier shall not be counted toward non-performance periods. If SWCO receives a credit under this section, for a particular non-performance period, then SWCO is not able to receive a credit under Article HI,
Section 12.

     12.8 Unless requested by SWCO or necessary to correct performance failures or degradation, Supplier shall introduce maintenance releases no more than once per calendar quarter. Such maintenance releases shall include program code changes and revised documentation necessitated by correction of such error condition. Maintenance releases shall include improvements and updates relating to the Software which are developed by Supplier. Supplier shall notify SWCO the expected date of release and the error corrections or -improvements to be included.

13.  SOFTWARE MAINTENANCE CHARGE

     13.1 The annual charge for Software Maintenance is specified in the Price List attached hereto as Schedule A. Supplier's Software Maintenance is included in the purchase Price of each piece of Equipment purchased by SWCO and shall extend throughout the duration of the Warranty Period, as set forth in the Warranty section of the Agreement. Thereafter, Software Maintenance is provided by Supplier to SWCO pursuant to the terms herein and is included in the Software Maintenance charges set forth in Schedule A for a period of 12 months. Any Software provided to SWCO during the term of the Software Maintenance will be provided pursuant to this Software License Agreement.

     13.2 The Software maintenance charge is not subject to increase during the first twelve months following the commencement of such charge. The Software maintenance charge is subject to change by Supplier following the end of such twelve (12) month period upon ninety (90) days prior written notice; provided, however, that such Software maintenance charge shall not be increased more than once in any twelve (12) month period and in no event shall any increase exceed five percent (5%) of the Software maintenance charge applicable to the preceding year, for like volumes of Equipment. The total increase for Software Maintenance charges shall not exceed ten percent (10%) for the term plus any subsequent renewal term for like volumes not to exceed fifty-five thousand, one hundred, twenty five dollars ($55,125.00) per market system per year as defined in Schedule A.

     13.3 During the term of Software Maintenance, all Major Releases, Point Releases, Software Patches and standard Features made generally available by Supplier shall be available to SWCO at no additional charge. SWCO shall promptly install such Software.

     13.4 Optional Features and certain significant enhancements shall be made available to SWCO at an additional charge and are not include in the price of Software Maintenance.





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     13.5  Certain optional Features shall be sold on a per-unit basis and may have price levels that reflect unit capacity.

14.  TERMINATION OF MAINTENANCE

     14.1  SWCO may terminate maintenance for Software by giving Supplier thirty
(30) days prior written notice.

     14.2 Supplier may terminate maintenance for Software by providing one (1) year prior notice of its intent to terminate. In such event, Supplier shall furnish the latest version of Software object code, operating and design documentation, training material and any other necessary information to enable SWCO to maintain and enhance such Software or to contract with others for such work.

15.  OBJECT CODE AND TECHNICAL DOCUMENTATION

     In the event Supplier becomes insolvent, ceases to carry on business on a regular basis or fails to perform its maintenance obligations herein, Supplier shall furnish the latest version of Software object code, operating and design documentation, training material and any other necessary information to enable SWCO to maintain and enhance such Software or to contract with others for such work.

16.  RELOCATION OF SOFTWARE

     SWCO may redesignate the location at which the Software will be used, and shall notify Supplier of the new location and the effective date of the relocation. Concurrent operation of the Software at a second location for a period not to exceed ninety (90) days to achieve uninterrupted operation and orderly cut over shall not require an additional license.

17.  ENHANCEMENT OF SERVICES

     17.1 SWCO may request Supplier to make changes to the Software. Such requests will describe in detail the changes to the Software desired by SWCO.

     17.2 Supplier will respond within sixty (60) days of receipt of such request, and if the response indicates a development cost to SWCO, such response shall provide estimates of time and costs to develop the change described in the request.

     17.3 SWCO, at its option, may provide Supplier authorization to proceed with the work described in Supplier's response by placing an Order.

18.  SOFTWARE EVALUATION

     18.1 Supplier, at no charge, will provide new Software features and functionality on a trial basis to allow SWCO to evaluate the applicability of such Software to its business needs and purposes.





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           (1)  SWCO shall issue an Order to Supplier in accordance with this
                Agreement.

           (2) The term of the evaluation shall be thirty (30) days unless otherwise stated in the Order.

           (3) SWCO shall use the Software provided under this Section 18 for the sole purpose of evaluation. Use of the Software for evaluation shall not obligate SWCO to license Software for future use.

     18.2 SWCO shall promptly return the Software and accompanying documentation to Supplier upon completion of the evaluation period or shall notify Supplier of its intent to license the Software. If SWCO intends to license such Software, SWCO shall issue an Order.

     18.3 SWCO shall not duplicate the Software, any portion thereof, or any associated documentation, unless necessary for the evaluation.

19.  SOFTWARE VIRUS PROTECTION

     19.1 Supplier represents and warrants to SWCO that the Software provided to SWCO by Supplier does not contain or will not contain any Self-Help Code or any Unauthorized Code (defined below).

     19.2 As used in this Agreement, "Self-Help Code" means any back door, "time bomb", drop dead device, or other software routine designed to disable a computer program automatically with the passage of time or under the positive control of a person other than a licensee of the program. Self-Help Code does not include software routines in a computer program, if any, designed to permit the licenser of the computer program (or other person acting by authority of the licensor) to obtain access to a licensee's computer system(s) (e.g., remote access via modem) for purposes of maintenance or technical support.

     19.3 As used in this Agreement, "Unauthorized Code" means any virus, Trojan horse, worm, or any other software routines or hardware components designed to permit unauthorized access to disable, erase, or otherwise harm software, hardware, or data or to perform any other such actions. The term Unauthorized Code does not include Self-Help Code.

     19.4 Supplier shall remove promptly any such Self-Help Code or Unauthorized Code in the Software of which it is notified or may discover.

     19.5 Supplier shall indemnify SWCO against any loss or expense arising out of any breach of this warranty.





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                                   ARTICLE V

         TERMS AND CONDITIONS APPLICABLE TO THE PERFORMANCE ACCEPTANCE
                          PROCEDURE FOR INITIAL ORDER

1.   INTRODUCTION

     The Performance Acceptance Procedure consists of a comparison of test results from a baseline period prior to commercial operation of Products (Baseline Performance Collection Phase) with results from a period of time in which the Products are installed and have been optimized in the SWCO's network (Performance Collection, Evaluation and Acceptance Phase) The Performance Acceptance Procedure consists of separate tests for Analog and CDMA. The Performance Acceptance Procede will consist of:

     (1)  Product Configuration Planning Phase
     (2)  Measurement Process
     (3)  Baseline Performance Collection Phase
     (4)  Installation and Commissioning Phase
     (5)  Product Optimization Phase
     (6)  Performance Collection; Evaluation and Acceptance Phase.

2.   PRODUCT CONFIGURATION PLANNING PHASE

     2.1.  Entrance Criteria

     In order for SWCO and Supplier to configure the Product, SWCO must provide the following specific cell site information for all sites in the Phoenix area. The following information is required for all sites [***] in the list below, which indicates that the information is required only for Sites where Product is to be installed.

           2.1.1.  [***]

           2.1.2.  [***]

           2.1.3.  [***]

           2.1.4.  [***]

           2.1.5.  [***]

           2.1.6.  [***]

           2.1.7.  [***]

           2.1.8.  [***]

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           2.1.9.  [***]

           2.1.10.  [***]

           2.1.11.  [***]

           2.1.12.  [***]

     2.2.  Tasks

           Supplier and SWCO must generate Product configurations for the implementation of both [***] using the Products. The [***] plan will include recommended Product configurations [***] at each Site. The [***] portion will include suggested Product configurations to achieve [***] improvements, such configurations to be implemented in the future by [***] following the Performance Acceptance Procedure. Supplier and SWCO shall mutually agree upon and document the items in
           2.3 below.

     2.3.  Exit Criteria

           2.3.1.  [***]

           2.3.2.  [***]

           2.3.3.  [***]

           2.3.4.  [***]

           2.3.5.  [***]

           2.3.6.  [***]

3.   MEASUREMENT PROCESS

     This collection and measurement process will be followed during the Baseline Performance Collection Phase and the Performance, Collection, Evaluation and Acceptance Phase.

     3.1.  [***] Performance Measurements

           The [***] portion of the performance measurements consists of the following:

           3.1.1.  [***]

                   [***]

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                   [***]

           3.1.2.  Adjacent Cells [***] Lost Calls Percentage

                   In addition, the Parties agree to monitor adjacent non-Product cell sites for [***] Lost Calls Percentage. [***] However, if performance in adjacent sites is [***] the Parties agree to [***].

           3.1.3.  [***]

                   An [***] comparison will be made using the Product. This will be measured on the up-link path. A comparison for defined drive test routes will be run between the Product collecting [***]

                   The Product will collect signal strength measurements of [***]. The [***] will be calculated as follows: the Product will repetitively measure the [***]. The Product will also repetitively measure the [***]. The value of [***] will then be calculated and the result will be converted to dB. These data points will represent the [***]. [***]

                   For post-Product [***] the Product will repetitively measure the [***]. The resulting [***].

           3.1.4   SINAD Testing

                   [***]

                   [***]

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                [***] The driving of the routes, both with and without Product in operation, will be conducted on five (5) separate occasions during busy hours, matching the time of day and day of week for both sequence of drives.

          3.2.  [***] Performance Measurements

                The [***] portion of the Performance Acceptance Criteria measurements consists of the following:

                3.2.1.  [***] Dropped Calls Percentage

                        [***] dropped calls as percentage of channel element assignments.

                3.2.2.  [***] Load Balancing/Blocking Reduction

                        A comparison will be made of traffic imbalance before and after Product is in operation. [***]

                        To demonstrate capacity improvement, [***]

          3.3.  Data Integrity

                If upon analyzing switch statistics or other collected data, it becomes evident that certain data represents outlying data [***] Supplier will [***]

4.   BASELINE PERFORMANCE COLLECTION PHASE

     4.1.  Entrance Criteria

           Successful completion of Section 2.

     4.2.  Tasks

           Collection of measurement data for determining [***] Lost Calls Percentage, Adjacent Calls [***] Lost Calls Percentage, [***] Dropped Calls Percentage and [***] Load Balancing. Supplier will perform drive tests to determine the current

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           performance characteristics of the existing [***] networks, such as coverage and handoff performance.

     4.3.  Switch Statistics Collection

           4.3.1. In order to collect the information necessary for the evaluation, [***]

           4.3.2.  [***]

           4.3.3. The duration of the baseline sampling time period shall be mutually agreed upon. Switch statistics will include both daily summaries (excluding maintenance windows) and system busy hour summaries.

           4.3.4. SWCO must collect the switch statistics and provide them to Supplier on [***]

     4.4.  Exit Criteria

           Supplier and SWCO will agree in writing to the validity of baseline switch statistic data and drive test data.

     INSTALLATION AND COMMISSIONING PHASE

     5.1.  Entrance Criteria

           5.1.1.  Completion of Section 4.

           5.1.2.  Sign-off on Scope of Work for Product installations.

     5.2.  Tasks

           Supplier personnel will install and perform Commissioning for all the Products.

     5.3.  Exit Criteria

           Completion of Commissioning for all the Products.

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6.   PRODUCT OPTIMIZATION PHASE

     6.1.  Entrance Criteria

           6.1.1. Completion of Section 5. In order for Supplier to optimize the Product, SWCO must provide the following information:

                   6.1.1.1.  [***]

                   6.1.1.2.  [***]

                   6.1.1.3.  [***]

                   6.1.1.4.  [***]

     6.2.  Tasks

           Network optimization will be completed by adjusting any necessary parameters in the Product, switch or cell site parameters. Drive testing data and switch statistics will be used to monitor the performance of the system.

     6.3.  Exit Criteria

           Supplier determines that the Product has been properly optimized.

7.   PERFORMANCE COLLECTION, EVALUATION AND ACCEPTANCE PHASE

     7.1.  Entrance Criteria

           Completion of Section 6.

     7.2.  Tasks

           SWCO and Supplier shall collect data for the [***] Lost Calls Percentage, Adjacent Cells [***] Lost Calls Percentage, [***].

     7.3.  Switch Statistic Collection

           Switch statistics will be collected and analyzed using the same method as defined in Section 3 and the collection sampling time shall be mutually agreed upon. The resulting period shall constitute the Performance Evaluation Period.

     7.4.  [***] Drive Comparison

           [***] will be completed on a mutually agreed upon cell.

     7.5.  Exit Criteria

           The Performance Criteria is as follows:

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

           7.5.1.  [***]

                   [***]

           7.5.2.  [***]

                   The post-Product average up-link [***] than the pre-Product average [***].

           7.5.3.  [***]

                   The percentage of baseline data points that represent [***] in the data points collected for the same drive route with Product in use.

           7.5.4.  [***]

                   For similar traffic-carrying volumes at the Site, the median Dropped Call Percentage with Product will be equal to or better than the median Dropped Call Percentage without Product.

           7.5.5.  [***]

                   For the Product Site, [***] will reduce traffic imbalance to [***] This [***] will be calculated using Walsh Code Erlangs. An example of the [***] is shown below.

                   [***]

                   This criterion applies to Sites whose sector antennas [***]

                   The measure for [***] will be as follows:

                   The available Walsh codes will be reduced during baseline measurements and further reduced during data collection with the Product. Under these conditions, the [***].

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

           7.5.6. The execution of the Certificate of Performance Acceptance as set forth herein.

8.   RESPONSIBILITIES

     8.1.  Supplier Responsibilities

           During the Performance Acceptance Procedure, Supplier agrees to furnish sufficient resources to perform the tests and activities as outlined in this Article and in the time frames established between SWCO and Supplier.

     8.2.  SWCO Responsibilities

           8.2.1. During the Performance Acceptance Procedure, SWCO shall attempt to [***] Changes can impact data collected during the Baseline Performance Collection or during the Performance Collection, Evaluation and Acceptance. SWCO shall immediately inform Supplier of any such changes.

           8.2.2. SWCO will provide sufficient network resources [***] so that system performance will [***]

           8.2.3. During the Performance Acceptance Procedure the SWCO shall perform standard maintenance on all network equipment for the cells in the Phoenix network. [***] These logs should contain any performance affecting [***]

           8.2.4. SWCO will provide sufficient human resources as detailed by the Scope of Work

           8.2.5. SWCO agrees to the other responsibilities as specified in Sections 2, 4, 5, 6 and 7

           8.2.6. During [***] Baseline Performance Collection and the Performance Collection drive tests, all adjacent channel interferers and co-channel interferers to the [***].

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

Certificate of Performance Acceptance (for the Products in the Initial Spectrum
                                Clearing Order)

IN WITNESS WHEREOF, Metawave Communications Corporation and Southwestco certify that the following tests have been performed with the indicated results.

--------------------------------------------------------------------------------
Test Performed                            Passed     Failed      See Comments
--------------------------------------------------------------------------------
[***]                                       [ ]        [ ]           [ ]
--------------------------------------------------------------------------------
[***]                                       [ ]        [ ]           [ ]
--------------------------------------------------------------------------------
[***]                                       [ ]        [ ]           [ ]
--------------------------------------------------------------------------------
[***]                                       [ ]        [ ]           [ ]
--------------------------------------------------------------------------------
[***]                                       [ ]        [ ]           [ ]
--------------------------------------------------------------------------------

IN WITNESS WHEREOF, Metawave Communications Corporation and SWCO certify that the products and services have been accepted at the following cell sites on the following dates in accordance with the terms and conditions set forth in the Products and Services Purchase Agreement ("Agreement") dated __________ between Metawave and SWCO, and that the services have been performed and products perform as specified in the Agreement.

Market Name & Number: __________________    Date: ______________________________

Metawave Communications Corporation         Southwestco Wireless, L.P.
                                            by Southwestco Wireless, Inc.
                                            its managing general partner

By: ____________________________________    By: ________________________________
              (Signature)                               (Signature)

Name: __________________________________    Name: ______________________________
             (Please Print)                            (Please Print)

Title: _________________________________    Title: _____________________________
             (Please Print)                            (Please Print)

Date: __________________________________    Date: ______________________________
             (Please Print)                            (Please Print)

                                   Comments

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________



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

                               ENTIRE AGREEMENT

1.   ENTIRE AGREEMENT ENTIRE AGREEMENT

     1.1 This Agreement, together with all Orders, Articles, and subordinate documents incorporated by reference and all descriptions, drawings, specifications, and other literature published by Supplier in connection with or in contemplation of any Order or of this Agreement shall constitute the entire agreement between the Parties with respect to the subject matter.

     1.2 This Agreement may not be modified except by an instrument in writing signed by a duly authorized representative of each of the Parties.

2.   SIGNATURES

     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized officers or representatives.

Metawave Communications Corporation              Southwestco Wireless, L.P.
                                                 by Southwestco Wireless, Inc.
                                                 its managing general partner

By:  /s/ W. David McCarley                       By:  /s/ Robert Hunsberger
    -------------------------------------            ------------------------------------
                (Signature)                                       (Signature)

Name:       W. David McCarley                    Name:       Robert Hunsberger
     ------------------------------------              ----------------------------------
                (Please Print)                                   (Please Print)

Title:  VP-Network                               Title:    President & CEO
      -----------------------------------              ----------------------------------
                (Please Print)                                   (Please Print)

Date:        2/18/99                             Date:    Feb. 17, 1999
     ------------------------------------             -----------------------------------
                (Please Print)                                   (Please Print)



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

                                  SCHEDULE A

                         PRODUCTS AND RELATED SERVICES

                          DESCRIPTION AND PRICE LIST

For the purposes of uniformity and brevity, references to Agreement, Articles or Schedules shall refer to the Agreement to which this document is Schedule A and to the other Articles and Schedules to that Agreement. All definitions set forth in the Agreement shall apply hereto unless otherwise expressly defined herein. The prices included herein are for equipment installed and services performed in the U.S.A.

1.   PRICING SUMMARY

[***]



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

5.   GENERAL CONDITIONS FOR ORDER

     5.1. SWCO shall provide air time with local phone numbers at no charge and test mobiles at no charge, if required by Supplier.

     5.2. If Supplier's Services are delayed for reasons beyond the control of Supplier, or if additional Related Services are required by SWCO, the Related Services shown herein shall be adjusted accordingly.

     5.3. Towers and transmission lines to the towers, or any costs associated with the preparation of towers and the Site including adequate electrical power, are not included in the prices shown herein and are the responsibility of SWCO.

     5.4. SpotLight multibeam antenna panels are included in the SpotLight system pricing given in Section 3 above. The mounting and physical and electrical connection of these antennas is the responsibility of the SWCO. The installation and connection of - these antennas to the transmission lines is not included in the system price in Section 3 above, nor is it included in the Engineering Related Services pricing contained in Section 3 above.

     5.5. Performance of the Services set forth herein is dependent upon SWCO and/or Supplier obtaining any and all necessary licenses, permits and governmental approvals required to perform the Related Services set forth herein. Supplier shall not be held liable for any non-performance due to delays in obtaining any of the above documentation and or approvals.





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

                                  SCHEDULE B

                            NONDISCLOSURE AGREEMENT

                          SOUTHWESTCO WIRELESS MUTUAL

                           NON-DISCLOSURE AGREEMENT
                           ------------------------



     THIS AGREEMENT is entered into this 24th day of February, 1999 between Southwestco Wireless Limited Partnership, a Delaware limited partnership, doing business as Cellular One, (hereinafter "Cellular One"), having an office at 11333 North Scottsdale Road, #200, Scottsdale, Arizona 85254 and Metawave Communications Corporation a Washington corporation, having an office at 10735 Willows Road NE, Redmond, Washington 98073.
     WHEREAS, the above parties contemplate discussions and analyses concerning the Agreement; and
     WHEREAS, in order to facilitate such discussions and analyses, certain confidential and proprietary, technical, financial or business information may be disclosed between the parties;
     NOW, THEREFORE, the parties agree to the following:
     1. The term "Information," as used in this Agreement, includes all specifications, drawings, sketches, models, samples, reports, forecasts, current or historical data, computer programs or documentation and all other technical, financial or business data.
     2. "Proprietary Information" is defined as Information which is in the possession of the disclosing party, is not generally available to the public, and which the disclosing party desires to protect against unrestricted disclosure or competitive use.
     3. All Information which is disclosed by one Party to the other Party and which is to be protected hereunder as Proprietary Information of the disclosing Party shall:
          (a) if in writing or other tangible form, be conspicuously labeled as Proprietary, Confidential or the like at the time of delivery; and
          (b) if oral, be identified as Proprietary prior to disclosure and be reduced to a writing labeled as indicated in (a) above within fifteen (15) business days after its disclosure.
     Either Party shall have the right to correct any inadvertent failure to designate information as Proprietary Information by written notification as soon as practical (but in no event later than three (3) business days) after such error is determined. The Party receiving said notification shall, from that time forward treat such information as Proprietary.
     4. Subject to the provisions of paragraph 6 with respect to any Proprietary Information, provided hereunder, the receiving Party shall, for a period of [*] from the date of disclosure, use the same care and discretion to limit disclosure of such Proprietary Information as it uses with similar Proprietary Information of its own which it does not desire to disclose or disseminate including taking steps to:






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

          (a) restrict disclosure of Proprietary Information solely to its employees, agents, advisors, consultants, contractors and/or subcontractors with a need to know and not disclose such Proprietary Information to any other parties; and
          (b) advise all receiving Party employees with access to the Proprietary Information of the obligation to protect Proprietary Information provided hereunder and obtain the agent's, advisor's, contractor's and/or consultant's agreement to be so bound as evidenced by their signature on the form attached hereto as Exhibit B; and
          (c) use the Proprietary Information provided hereunder only for purposes directly related to the Agreement and for no other purposes.
     5. The obligations imposed upon either Party herein shall not apply to Information whether or not designated as Proprietary:
          (a) already known by the receiving Party without an obligation of confidentiality;
          (b) publicly known or becomes publicly known through no unauthorized act of the receiving Party;
          (c) rightfully received from a third party without restriction and without breach of this Agreement;
          (d) independently developed by the receiving Party without use of the other Party's Proprietary Information and so documented;
          (e) disclosed without similar restrictions to a third party by the Party owning the Proprietary Information;
          (f) approved in writing by the disclosing Party for disclosure;
          (g) which the receiving Party is required to disclose pursuant to a valid order of a court or other governmental body or any political subdivision thereof; provided, however, that the recipient of the Proprietary Information shall first have given notice to the disclosing Party and made a reasonable effort to obtain a protective order requiring that the Proprietary Information and/or documents so disclosed be used only for the purposes for which the order was issued.
     6. Nothing contained in this Agreement shall be construed as granting or conferring any rights by license or otherwise in any Proprietary Information disclosed to the receiving Party. All Proprietary Information shall remain the property of the disclosing Party and shall be returned by the receiving Party to the disclosing Party upon written request. If the Parties hereto decide to enter into any licensing arrangement regarding any Proprietary Information or present or future patent claims disclosed hereunder, it shall only be done on the basis of a separate written agreement between them. No disclosure of any Proprietary Information hereunder shall be construed to be a public disclosure of such Proprietary Information by either Party for any purpose whatsoever.
     7. The furnishing of Proprietary Information hereunder shall not obligate either -Party to enter into any further agreement or negotiation with the other or to refrain from entering into an agreement or negotiation with any other Party.
     8. In the event either Party discloses, disseminates or releases any Proprietary Information received from the other Party, except as provided above, such disclosure, dissemination or release will be deemed a material breach of this Agreement and the other Party may demand prompt return of all Proprietary Information previously provided to such Party. The provisions of this paragraph are in addition to any other legal right or remedies the Party whose Proprietary Information has been disclosed, disseminated or released may have under federal or state law.
     9. Each Party acknowledges that the unauthorized use or disclosure of a disclosing Party's Proprietary Information would cause irreparable harm and significant injury, the degree





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

of which may be difficult to ascertain. Accordingly, each Party agrees that the disclosing Party will have the right to obtain an immediate injunction enjoining any breach, or threatened breach, of this Agreement, as well as the right to pursue any and all other rights at law or equity for such a breach.
     10. This Agreement constitutes the entire agreement between the Parties and supersedes any prior or contemporaneous oral or written representation with regard to the subject matter hereof. This Agreement may not be modified except by a writing signed by both Parties.
     11. This Agreement shall be governed by the law of the State of New York without reference to its conflict of law rules. All actions under this Agreement shall be brought in a court of competent subject matter jurisdiction in New York and both Parties agree to accept the personal jurisdiction of such court.

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives as of the date on the first page.

Metawave Communications Corporation             Southwestco Wireless, L.P.
                                                by Southwestco Wireless, Inc.
                                                its managing general partner

By:  /s/ W. David McCarley                       By: /s/ Robert H. Hunsberger
   -----------------------------------------        ----------------------------------------
                (Signature)                                       (Signature)

Name:  W. David McCarley                         Name:  Robert H. Hunsberger
     ---------------------------------------          --------------------------------------
                (Please Print)                                    (Please Print)

Title:  VP-Network                               Title:  President & CEO
      --------------------------------------           -------------------------------------
                 (Please Print)                                    (Please Print)

Date:           2/18/99                          Date:      Feb. 17, 1999
     ---------------------------------------          --------------------------------------
                 (Please Print)                                   (Please Print)





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

                                   EXHIBIT A
                                   ---------

                 ACKNOWLEDGMENT OF NON-DISCLOSURE OBLIGATIONS
                 --------------------------------------------



I have read the Non-Disclosure Agreement


dated _____________________________



between __________________________



and _______________________________

and agree to be bound by the terms and conditions therein.



___________________________________
Signature


___________________________________
Name


___________________________________
Title


___________________________________
Company





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

                                  SCHEDULE C

                    NON-DISCRIMINATION COMPLIANCE AGREEMENT

     To the extent that this contract is subject to them, Contractor shall comply with the applicable provisions of the following Exec. Order No. 11246, Exec. Order No. 11625, Exec. Order No. 12138, Exec. Order No. 11701, Exec. Order No. 11758, Section 503 of the Rehabilitation Act of 1973, Section 402 of the Vietnam Era Veterans' Readjustment Assistance Act of 1974 and the rules, regulation and relevant Orders of the Secretary of Labor pertaining to the Executive Orders and Statutes listed above. The following table describes the clauses which are included in the contract.

         ANNUAL CONTRACT VALUE        CLAUSES
         Under $2,500......           5*
         $2,500-$10,000....           5*8
         $10,000-$50,000...           1,2,5*,6,7,8,9
         $50,000-$500,000..           1,2,3**,4**,5,6,7,8,9
         Over $500,000.....           l,2,3**,4**,5,6,7,8,9***

1.   Equal Employment Opportunity Provisions

     In accordance with executive Order 11246, dated September 24, 1965, and Subpart 22.8 of Subchapter D of Chapter 1 of Title 48 of the Code of Federal Regulations as may be amended from time to time, the Parties incorporate herein by this reference the regulations and contract clauses required by those provisions to be made a pan of government contracts and subcontracts.

2.   Certification of Non-Segregated Facilities

     The Contractor certifies that it does not and will not maintain any facilities it provides for its employees in a segregated manner; or permit its employees to perform their services at any location under its control where segregated facilities are maintained and that it will obtain a similar certification prior to the award of any nonexempt subcontract.

3.   Certification of Affirmative Action Program

     The Contractor affirms that it has developed and is maintaining an Affirmative Action Plan as required by Subpart 22.8 of Subchapter D of Chapter I of Title 48 of the Code of Federal Regulations.

4.   Certification of Filing of Employer Information Reports

     The Contractor agrees to file annually on or before the 31st day of March complete and accurate reports on Standard Form 100 (EEO-l) or such forms as may be promulgated in its place.

5. Utilization of Small Business Concerns and Small Disadvantaged Business Concerns

     (a) it is the policy of the United States that small business concerns and small business concerns owned and controlled by socially and economically disadvantaged individuals shall have the maximum practicable opportunity to participate in performing contracts let by any Federal agency.

     (b) The Contractor hereby agrees to carry out this policy in the awarding of subcontracts to the fullest extent consistent with efficient contract performance. The Contractor further agrees to cooperate in studies or surveys as may be conducted by the United States Small Business Administration or the awarding agency of the United States as may be necessary to determine the extent of the Contractor's compliance with this clause.

     (c) As used in this contract, the term "small business concern" shall mean a small business as defined pursuant to section 3 of the Small Business Act and relevant regulations promulgated pursuant thereto. The term "small business concern owned and controlled by socially and economically disadvantaged individuals" shall mean a small business concern.

          (1) Which is at least 51 percent owned by one or more socially and economically disadvantaged individuals; or, in the case of any publicly owned business, at least 51 percent of the stock of which is owned by one or more socially and economically disadvantaged individuals; and

          (2) Whose management and daily business operations are controlled by one or more of such individuals.

The Contractor shall presume that socially and economically disadvantaged individuals include Black Americans, Hispanic Americans, Native Americans, Asian-Pacific Americans, Asian-Indian Americans and other minorities, or any other individual found to be disadvantaged by the Administration pursuant to section 8(a) of the Small Business Act.





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

     (d) Contractors acting in good faith may rely on written representations by their subcontractors regarding their status as either a small business concern or a small business concern owned and controlled by socially and economically disadvantaged individuals.

6.   Utilization of Women-Owned Small Businesses

     (a) "Women-owned small business," as used in this clause, means businesses that are at least 51 percent owned by women who are United States citizens and who also control and operate the business.

     "Control," as used in this clause, means exercising the power to make policy decisions.

     "Operate," as used in this clause, means being actively involved in the day-to-day management of the business.

     (b) it is the policy of the United States that women-owned small businesses shall have the maximum practicable opportunity to participate in performing contracts awarded by any Federal agency.

     (c) The Contractor agrees to use its best efforts to give women-owned small businesses the maximum practicable opportunity to participate in the subcontracts it awards to the fullest extent consistent with the efficient performance of its contract.

7. Affirmative Action for Special Disabled Veterans and Veterans of the Vietnam Era

     In accordance with Exec. Order 11701, dated January 24, 1973, and Subpart
22.13 of Subchapter D of Chapter 1 of Title 48 of the Code of Federal Regulations, as may be amended from time to time, the Parties incorporate herein by this reference the regulations and contract clauses required by those provisions to be made a part of Government contracts and subcontracts.

8.   Affirmative Action for Handicapped Workers

     In accordance with Exec. Order 11758, dated January 15, 1974, and Subpart
22.14 of Subchapter D of Chapter I of Title 48 of the Code of Federal Regulations, as may be amended from time to time, the Parties incorporate herein by this reference the regulations and contract clauses required by those provisions to be made a part of Government contracts and subcontracts.

9.   Employment Reports on Special Disabled Veterans and Veterans of the Vietnam
     Era

     (a) The contractor agrees to report at least annually, as required by the Secretary of Labor, on:

          (1) The number of special disable veterans and the number of veterans of the Vietnam era in the workforce of the contractor by job category and hiring location; and

          (2) The total number of new employees hired during the period covered by the report, and of that total, the number of special disabled veterans, and the number of veterans of the Vietnam era.

     (b) The above items shall be reported by completing the form entitled "Federal Contractor Veterans' Employment Report VETS-100."

     (c) Reports shall be submitted no later than March31 of each year beginning March 31, 1988.

     (d) The employment activity report required by paragraph (a) (2) of this section shall reflect total hues during the most recent 12-month period as of the ending date selected for the employment profile report required by paragraph
(a) (1) of this section. Contractors may select an ending date: (1) as of the end of any pay period during the period January through March 1st of the year the report is due, or (2) as of December 31, if the contractor has previous written approval from the Equal Employment Opportunity Commission to do so for purposes of submitting the Employer Information Report EEO-1 (Standard Form
100).

     (e) The count of veterans reported according to paragraph (a) above shall be based on voluntary disclosure. Each contractor subject to the reporting requirements at 38 U.S.C. 2012(d) shall invite all special disabled veterans and veterans of the Vietnam era who wish to benefit under the affirmative action program at 38 U.S.C. 2012 to identify themselves to the contractor. The invitation shall state that the information is voluntarily provided, that the information will be kept confidential, that disclosure or refusal to provide the information will not subject the applicant or employee to any adverse treatment, and that the information will be used only in accordance with the regulations promulgated under 38 U.S.C. 2012. Nothing in this paragraph (e) shall preclude an employee from informing a contractor at a future time of his or her desire to benefit from this program. Nothing in this paragraph (e) shall relieve a contractor from liability for discrimination under 38 U.S.C. 2012.

     *    Applies only if contract has further subcontracting opportunities.

     **   Applies only to businesses with 50 or more employees.

     *** Contractor must also adopt and comply with a small business and small disadvantaged business subcontracting plan pursuant to Title 48 of the Code of Federal Regulations.





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